SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (S)240.14a-12


                            BOK FINANCIAL CORPORATION
     -----------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
     -----------------------------------------------------------------------
     Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
          [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1) Title of each class of securities to which transaction applies:
             -----------------------------------------------------------------
         2) Aggregate number of securities to which transaction applies:
             ------------------------------------------------------------------
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
             ------------------------------------------------------------------
        4) Proposed maximum aggregate value of transaction:
             ------------------------------------------------------------------
        5) Total fee paid:
         ------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     ------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:

     ------------------------------------------------------------------
     3) Filing Party:

     ------------------------------------------------------------------
     4) Date Filed:

     ------------------------------------------------------------------

                           [BOK Financial Letterhead]

                                 March 21, 2007


To Each Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of BOK Financial Corporation to be held this year in the Tulsa Room on the ninth floor of the Bank of Oklahoma Tower, One Williams Center, Tulsa, Oklahoma on Tuesday, April 24, 2007, at 11:00 a.m. local time. Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting and Proxy Statement. Also enclosed is our Annual Report to Shareholders, covering the fiscal year ended December 31, 2006.

     We hope that you will be able to attend this meeting, but all shareholders, whether or not they expect to attend the meeting, are requested to complete, date and sign the enclosed proxy and return it in the enclosed envelope as promptly as possible.

     We look forward to seeing you at the meeting.


                        Sincerely,


                        /s/ George B. Kaiser
                        ------------------------------------------------------
                        George B. Kaiser, Chairman of the
                        Board of Directors

                        /s/ Stanley A. Lybarger
                        ------------------------------------------------------
                        Stanley A. Lybarger, President and
                        Chief Executive Officer


     IF YOU PLAN TO ATTEND THE 2007 ANNUAL MEETING OF SHAREHOLDERS OF BOK FINANCIAL CORPORATION, PLEASE TAKE NOTE OF THE FOLLOWING: Due to security measures in place at the Bank of Oklahoma Tower, it will be necessary for you to check in at the Williams security desk on the plaza level of the Tower. You will be required to provide identification to receive a visitor pass.

                            BOK FINANCIAL CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To be held on April 24, 2007

Each Shareholder:

     Notice is hereby given that the Annual Meeting of Shareholders of BOK Financial Corporation (the "Company" or "BOK Financial"), an Oklahoma corporation, will be held in the Tulsa Room on the ninth floor of the Bank of Oklahoma Tower, One Williams Center, Tulsa, Oklahoma on April 24, 2007, at 11:00 a.m. local time, for the following purposes:

         1. To fix the number of directors to be elected at nineteen (19) and to elect nineteen (19) persons as directors for a term of one year or until their successors have been elected and qualified; and,

         2. To transact such other business as may properly be brought before the Annual Meeting or any adjournment or adjournments thereof.

     The meeting may be adjourned from time to time and, at any reconvened meeting, action with respect to the matters specified in this notice may be taken without further notice to shareholders unless required by the Bylaws.

     The Board recommends that shareholders vote FOR the director nominees named in the accompanying proxy statement.

     Only shareholders of record at the close of business on March 1, 2007, shall be entitled to receive notice of, and to vote at, the annual meeting. A complete list of shareholders entitled to vote will be available for inspection at our offices, Bank of Oklahoma Tower, One Williams Center, Tulsa, Oklahoma 74172.

                                     BY ORDER OF THE BOARD OF DIRECTORS

                                     /s/  Frederic Dorwart

                                     Frederic Dorwart, Secretary


March 21, 2007
Tulsa, Oklahoma

                            BOK FINANCIAL CORPORATION
                             Bank of Oklahoma Tower
                              Tulsa, Oklahoma 74172

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

                            To be held April 24, 2007

General

     The enclosed proxy is solicited on behalf of the Board of Directors of BOK Financial Corporation for use at our annual meeting of shareholders. The annual meeting will be held on Tuesday, April 24, 2007, at 11:00 a.m. local time in the Tulsa Room on the ninth floor of the Bank of Oklahoma Tower, One Williams Center, Tulsa, Oklahoma.

     These proxy materials will be mailed on or about March 21, 2007 to holders of record of common stock as of the close of business on March 1, 2007.

Voting by proxy

     You may vote at the annual meeting by completing, signing and returning the enclosed proxy card. If not revoked, your proxy will be voted at the annual meeting in accordance with your instructions marked on the proxy card. If you fail to mark your proxy with instructions, your proxy will be voted FOR the election of the nineteen (19) nominees for director listed in this Proxy Statement.

     As to any other matter that may be properly brought before the annual meeting, your proxy will be voted as the Board of Directors may recommend. If the Board of Directors makes no recommendation, your proxy will be voted as the proxy holder named in your proxy card deems advisable. The Board of Directors does not know of any other matter that is expected to be presented for consideration at the annual meeting.

     Any shareholder executing a proxy retains the right to revoke it any time prior to exercise at the annual meeting. A proxy may be revoked by delivery of written notice of revocation to the Secretary of BOK Financial, by execution and delivery of a later proxy or by voting the shares in person at the annual meeting. If not revoked, all shares represented by properly executed proxies will be voted as specified therein.

Voting and quorum requirements at the meeting

     Only holders of shares of common stock at the close of business on March 1, 2007, (the "record date") are entitled to notice of and to vote at the annual meeting. On the record date, there were 67,522,897 shares of common stock entitled to vote.

     You will have one vote for each share of common stock held by you on the record date.

     In order to have a meeting it is necessary that a quorum be present. The presence in person or by proxy of the holders of one-third of the outstanding shares of common stock is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Abstentions and broker non-votes will not be counted as having voted either for or against a proposal.

     The affirmative vote of the holders of a majority of the shares present or represented at the meeting in which a quorum is present that actually vote for or against the matter is required. Directors are elected by a plurality vote, meaning that the nineteen (19) nominees receiving the highest number of votes FOR will be elected as directors.

     George B. Kaiser currently owns approximately 66.1% of the outstanding common stock and plans to vote in person at the meeting.

Solicitation of proxies

     We are paying for all our costs incurred in soliciting proxies for the annual meeting. In addition to solicitation by mail, we may use our directors, officers and regular employees to solicit proxies by telephone or otherwise. These personnel will not be specifically compensated for these services. We will pay persons holding shares of common stock for the benefit of others, such as nominees, brokerage houses, banks, and other fiduciaries, for the expense of forwarding solicitation materials to the beneficial owner.

Annual report

     Our Annual Report to Shareholders, covering the fiscal year ended December 31, 2006, including audited financial statements, is enclosed. No parts of the Annual Report are incorporated in this Proxy Statement or are deemed to be a part of the material for the solicitation of proxies.

Security Ownership of Certain Beneficial Owners and Management

     As of March 1, 2007, there were 67,522,897 shares of common stock issued and outstanding. Mr. Kaiser is the only shareholder known by BOK Financial to be the beneficial owner of more than five percent (5%) of its outstanding common stock. The following table sets forth, as of March 1, 2007, the beneficial ownership of common stock of BOK Financial, by each director and nominee, the chief executive officer (Mr. Lybarger), the chief financial officer (Mr. Nell), and the three other executive officers named in the Summary Compensation Table appearing at page 24 below, and, as a group, all of such persons and other executive officers not named in the table.

                               Amount and Nature of
Name of Beneficial Owner      Beneficial Ownership(1)     Percent of Class(2)
------------------------      --------------------        ----------------

Gregory S. Allen                            2,030(3)               *
C. Fred Ball, Jr.                          44,654(4)               *
Sharon J. Bell                             85,172(5)               *
Peter C. Boylan, III                        1,773                  *
Steven G. Bradshaw                         59,334(6)               *
Chester Cadieux, III                          443                  *
Joseph W. Craft III                             0                  *
William E. Durrett                        103,205(7)               *
Daniel H. Ellinor                          21,869(8)               *
Robert G. Greer                             9,425(9)               *
David F. Griffin                           39,435(10)              *
V. Burns Hargis                            60,109(11)              *
E. Carey Joullian, IV                       3,724(12)              *
George B. Kaiser                       44,645,569(13)            66.1%
Judith Z. Kishner                             443                  *
Thomas L. Kivisto                           3,101(14)              *
David L. Kyle                               2,281                  *
Robert J. LaFortune                        94,974                  *
Stanley A. Lybarger                       216,276(15)              *
Steven J. Malcolm                             944(16)              *
Paula Marshall                                701                  *
Steven E. Nell                             35,932(17)              *
W. Jeffrey Pickryl                         26,079(18)              *

All directors, nominees and            45,457,473                67.1%
executive officers as a group
(23 persons including the above)

* Less than one percent (1%)

(1) Except as otherwise indicated, all shares are beneficially owned and the sole investment and voting power is held by the person named.

(2) All percentages are rounded to the nearest tenth, and are based upon the number of shares outstanding as of the date set forth above. For purposes of computing the percentages of the outstanding shares owned by the persons described in the table, any shares such persons are deemed to own by having a right to acquire such shares by exercise of an option are included, but shares acquirable by other persons by the exercise of stock options are not included.

(3)  Includes 2,030 shares owned jointly by Mr. Allen and Elizabeth Allen.

(4) Includes options to purchase 35,387 shares of BOKF common stock immediately exercisable. Also includes 4,000 shares owned by Mr. Ball and Charlotte Ball, and 5,267 shares owned by C. Fred Ball, Jr. IRA.

(5) Includes 2,791 shares owned by Ms. Bell's spouse, Gregory Allen Gray. Also includes 18,440 shares owned by the J. A. Chapman and Leta M. Chapman Trust
     (1949), of which Ms. Bell is individual trustee, and 21,329 shares owned by the Leta McFarlin Chapman Trust (1974), of which Ms. Bell is co-trustee.

(6) Includes options to purchase 38,627 shares of BOKF common stock immediately exercisable. Also includes 6,604 shares owned by the Steven G. Bradshaw Revocable Trust, of which Mr. Bradshaw and Marla Bradshaw are trustees,
     13,480  shares of  restricted  stock and 623 shares  held in the BOk Thrift
     Plan.

(7)  Includes  6,103 shares  indirectly  owned by William E.  Durrett  Revocable
     Trust, 94,208 shares indirectly owned by American Fidelity Assurance Company, 1,121 shares indirectly owned by CPROP, INC., 199 shares indirectly owned by CELP, and 1,574 shares indirectly owned by CAMCO.

(8) Includes options to purchase 6,460 shares of BOKF common stock immediately exercisable. Also includes 14,670 shares of restricted stock and 64 shares held in the BOk Thrift Plan.

(9) Includes options to purchase 1,364 shares of BOKF common stock immediately exercisable. Also includes 4,162 shares indirectly owned by Robert G. Greer, IRA and 1,220 shares owned by Mr. Greer's spouse, Joan Philen Greer.

(10) Includes 38,794 shares indirectly owned by Doppler Investments, L.P.

(11) Includes options to purchase 43,678 shares of BOKF common stock immediately exercisable. Also includes 16,431 shares owned by Mr. Hargis and Ann Hargis.

(12) Includes 1,810 shares indirectly owned by JCAP, LLC.

(13) Mr. Kaiser's address is P. O. Box 21468, Tulsa, OK 74121-1468. Also includes 1,716,453 shares owned by Assurances Company, LLC of which Mr. Kaiser is the sole member.

(14) Includes 3,000 shares owned by the Thomas L. Kivisto Trust.

(15) Includes options to purchase 90,504 shares of BOKF Common Stock immediately exercisable. Also includes 15,056 shares indirectly owned by Marcia Lybarger Living Trust, 7,744 shares indirectly owned by Stanley A. Lybarger, IRA, 57,786 shares of restricted stock and 24 shares held in the BOk Thrift Plan.

(16) Includes 944 shares indirectly owned by the Steven J. Malcolm Revocable Trust.

(17) Includes options to purchase 23,696 shares of BOKF common stock immediately exercisable. Also includes 2,782 shares of restricted stock and 336 shares held in the BOk Thrift Plan.

(18) Includes options to purchase 20,150 shares of BOKF common stock immediately exercisable. Also includes 5,817 shares indirectly owned by W. Jeffery Pickryl IRA, and 112 shares held in the BOk Thrift Plan.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

Nominees and vote required to elect nominees

     A board of nineteen (19) directors is to be elected at the annual meeting. The nineteen (19) nominees for director who receive the highest number of affirmative votes of the shares voting shall be elected as directors. You may vote the number of shares of common stock you own for up to nineteen (19) persons. Unless you otherwise instruct by marking your proxy card, the proxy holders will vote the proxies received by them FOR the election of each of the nineteen (19) nominees named below.

     If at the time of the annual meeting any of the nominees is unwilling or unable to serve, all proxies received will be voted in favor of the remainder of those nominated and for such substitute nominees, if any, as shall be designated by the board and nominated by any of the proxies named in the enclosed proxy form. We have no reason to believe that any of the nominees will be unable or unwilling to serve if elected.

Term of office

     The term of office of each person elected as a director will continue until the next annual meeting of shareholders or until his or her successor has been elected and qualified.

Family relationships

     There are no family relationships by blood, marriage or adoption between any director or executive officer of the company and any other director or executive officer of the company.

Information about nominees

     Certain information concerning the nominees to the Board of Directors of the company is set forth below based on information supplied by the nominees. All information is as of March 1, 2007. All references in this Proxy Statement to "BOk" shall mean Bank of Oklahoma, National Association, and all references to "BOT" shall mean Bank of Texas, National Association, both of which are banking subsidiaries of BOK Financial Corporation.

                                                             Principal Occupation, Business                       First Year
                                                          Experience During Last 5 Years, and                      Became a
Name                              Age                   Directorships of Other Public Companies                    Director

Gregory S. Allen                   44     President and CEO, Advance Food Company (manufacturer and marketer         2005
                                          of value-added food products).  Mr. Allen has served as President of Advance Food Company since 1998.

C. Fred Ball, Jr.                  62     Chairman  and CEO of BOT;  previously,  Mr. Ball served as Executive       1999
                                          Vice  President  of  Comerica  Bank-Texas  and  later  President  of
                                          Comerica  Securities,  Inc.,  where he was employed  from 1991 until joining Bank of Texas in 1997.

Sharon J. Bell                     55     Attorney and Managing  Partner,  Rogers and Bell (Tulsa,  Oklahoma);       1993
                                          Trustee and General Counsel,  Chapman-McFarlin Interests; formerly a
                                          Director  and  President  of Red  River  Oil  Company  (oil  and gas
                                          exploration and development).

Peter C. Boylan, III               43     Mr.  Boylan has served as CEO of Boylan  Partners,  LLC  (investment       2005
                                          management and advisory  organization)  since March 2004. From April
                                          2002 through March 2004,  Mr.  Boylan served as Director,  President
                                          and  Chief  Operating  Officer  of  Liberty  Broadband   Interactive
                                          Television,   Inc.  (broadband   interactive  television  technology
                                          company  providing  services  and  products  to cable and  satellite television  operators  worldwide),  a company  controlled by Liberty
                                          Media   Corporation.   Prior  to  April   2002,   Mr.   Boylan   was
                                          Co-President,  Co-Chief Operating  Officer,  Member of the Office of
                                          the Chief  Executive  Officer,  and  Director  of  Gemstar-TV  Guide
                                          International,   Inc.   (media,   entertainment,    technology   and
                                          communications  company).  The  Company was formed in July 2000 with the  merger  of TV  Guide,  Inc.  and  Gemstar  International  Group
                                          Limited.

Chester Cadieux, III               40     Chairman,  President,  and CEO of QuikTrip  Corporation  (a gasoline       2005
                                          and retail convenience chain) since 2002. Prior to becoming Chairman,
                                          President, and CEO, Mr. Cadieux served as Vice President of Sales and
                                          Director for QuikTrip Corporation.

Joseph W. Craft, III               56     President  and  Chief   Executive   Officer  of  Alliance   Resource      Nominee
                                          Partners, LLP (a diversified coal producer and marketer) since 1996.

William E. Durrett                 76     Senior  Chairman  of the Board and  Director  of  American  Fidelity       1991
                                          Corporation  (insurance  holding  company),  and  American  Fidelity
                                          Assurance  Company (a registered  investment  advisor).  Mr. Durrett is also the past Chairman of the Board of Integris Health.

Robert G. Greer                    72     Vice  Chairman  of BOT;  formerly  Chairman  of the  Board,  Bank of       2003
                                          Tanglewood,  N.A.,  since 1996;  Chairman of the Board of Tanglewood
                                          Bank,  N.A. and Vice Chairman of the Board of Northern Trust Bank of
                                          Texas;  Mr.  Greer is also a  retired  director  of  Jefferson-Pilot
                                          Corporation and its subsidiary  (Jefferson-Pilot Financial) which he served on from 1975 to 2006.

David F. Griffin                   41     President,  Griffin  Communications,  L.L.C.  (owns and operates CBS       2003
                                          affiliated television stations in Oklahoma); formerly President and
                                          General Manager, KWTV-9 (Oklahoma City).

V. Burns Hargis                    61     Vice Chairman of BOK  Financial and BOk, and Director of BOSC,  Inc.       1993
                                          since 1997;  formerly,  Attorney and  Shareholder of the law firm of
                                          McAfee & Taft (Oklahoma City, Oklahoma).

E. Carey Joullian, IV              46     Chairman,  President  and Chief  Executive  Officer of Mustang  Fuel       1995
                                          Corporation  and  subsidiaries;  President  and Manager,  Joullian &
                                          Co., L.L.C.; Manager, JCAP, L.L.C.

George B. Kaiser                   64     Chairman  of the  Board  of BOK  Financial  and BOk;  President  and       1990
                                          principal owner of Kaiser-Francis  Oil Company  (independent oil and gas exploration and production company).

Judith Z. Kishner                  59     Manager,  Zarrow  Family  Office,  LLC;  Secretary and Treasurer for       2004
                                          Anne & Henry Zarrow Foundation (a charitable foundation); Trustee for
                                          Zarrow Families Foundation and the Oklahoma Nature Conservancy; currently on the Board of Directors for Anne and Henry Zarrow Foundation.

Thomas L. Kivisto                  55     Chairman,  President  and Chief  Executive  Officer of SemGroup,  LP       2006
                                          (gathering,  transporting, marketing and hedging services for energy industry).

David L. Kyle                      54     Chairman of ONEOK,  Inc. (a diversified  energy  company);  formerly       2001
                                          President and Chief Executive Officer of ONEOK, Inc.

Robert J. LaFortune                80     Self-employed   in  the   investment   and  management  of  personal       1993
                                          financial  holdings.  Mr.  LaFortune  is  also a  director  of  Apco
                                          Argentina, Inc.

Stanley A. Lybarger                57     President  and Chief  Executive  Officer of BOK  Financial  and BOk;       1991
                                          previously  President  of BOk  Oklahoma  City  Regional  Office  and
                                          Executive  Vice President of BOk with  responsibility  for corporate banking.

Steven J. Malcolm                  58     Chairman,  President  and Chief  Executive  Officer of The  Williams       2002
                                          Companies, Inc. (energy holding company); formerly, President and
                                          Chief Executive Officer of Williams Energy Services after serving as senior vice president and general manager of Midstream Gas and Liquids for Williams Energy Services.

Paula Marshall                     53     Chief Executive Officer, The Bama Companies,  Inc. (manufacturer and       2003
                                          marketer  of food  products);  Ms.  Marshall  is also a director  of
                                          Helmerich  and Payne,  Inc.  (oil and gas drilling  contractor)  and
                                          American Fidelity  Corporation  (insurance holding company).  She is also a former director of the Federal Reserve Bank of Kansas City.

Compensation of Directors

     All  non-officer  directors  of BOK  Financial  and BOk  receive  a  single retainer of $7,500 per year, payable quarterly in arrears in BOK Financial common stock in accordance with the BOKF Directors Stock Compensation Plan, whether serving on one or more of the boards of directors. Director compensation shares are issued to each director on or before the 15th day following the end of each calendar quarter during which such director served as a member of the Board of Directors of BOK Financial or BOk. The BOKF Directors Stock Compensation Plan further provides that the issuance price for the director compensation shares is the average of the mid-points between the highest price and the lowest price at which trades occurred on NASDAQ on the five trading days immediately preceding the end of the calendar quarter.

     All non-officer directors also are paid $500 in cash for each board of directors or committee meeting attended (provided only one fee is paid when two or more committees meet contemporaneously) and $1,000 in cash for each committee meeting chaired. No such fees are paid for meetings not attended. In addition, the Chairman of the Risk and Audit Committee receives $250 for each quarterly earnings release conference and upon application to, and subject to the discretion of, the Committee, $250 for each additional substantive conference with the Company's independent auditors.

     Company Directors earned the following amounts in 2006:

                                            DIRECTORS COMPENSATION

         -------------------------------- --------------------- --------------------- ------------------
                                              Fees Earned
                                                   or
                                              Paid in Cash          Stock Awards            Total
         Name                                     ($)                   ($)                  ($)
         -------------------------------- --------------------- --------------------- ------------------
         Gregory S. Allen                        $6,500                $7,500              $14,000
         -------------------------------- --------------------- --------------------- ------------------
         Sharon J. Bell                          6,500                 7,500               14,000
         -------------------------------- --------------------- --------------------- ------------------
         Peter C. Boylan, III                    12,000                7,500               19,500
         -------------------------------- --------------------- --------------------- ------------------
         Chester Cadieux, III                    7,000                 7,500               14,500
         -------------------------------- --------------------- --------------------- ------------------
         William E. Durrett                      1,500                 7,500                9,000
         -------------------------------- --------------------- --------------------- ------------------
         David F. Griffin                        16,000                7,500               23,500
         -------------------------------- --------------------- --------------------- ------------------
         E. Carey Joullian, IV                   9,000                 7,500               16,500
         -------------------------------- --------------------- --------------------- ------------------
         Judith Z. Kishner                       7,000                 7,500               14,500
         -------------------------------- --------------------- --------------------- ------------------
         Thomas L. Kivisto                       5,000                 3,750                8,750
         -------------------------------- --------------------- --------------------- ------------------
         David L. Kyle                           7,000                 7,500               14,500
         -------------------------------- --------------------- --------------------- ------------------
         Robert J. LaFortune                     6,500                 7,500               14,000
         -------------------------------- --------------------- --------------------- ------------------
         Steven J. Malcolm                       7,500                 7,500               15,000
         -------------------------------- --------------------- --------------------- ------------------
         Paula Marshall                          3,000                 7,500               10,500
         -------------------------------- --------------------- --------------------- ------------------

Attendance of Meetings

     The entire Board of Directors of BOK Financial met four times during 2006. All directors of BOK Financial attended 75% of all meetings of the Board of Directors and committees on which they served, except Ms. Marshall, who was unable to attend 75% of the meetings due to business and personal conflicts. Although BOK Financial does not have a policy with respect to attendance by the Directors at the Annual Meeting of Shareholders, Directors are encouraged to attend. Seventeen of the 18 members of the Board of Directors attended the 2006 Annual Meeting of Shareholders. The Board of Directors intends to meet at least four times in 2007.

Director Nominations

     While the Board of Directors does not have a standing nomination committee, director candidates identified by management and members of the Board of Directors are discussed at virtually every Board of Directors meeting. The Board has no written policy on qualifications of directors; however, the understood expectation is that directors will have all of the following characteristics:
(i) impeccable integrity; (ii) strong sense of professionalism, and (iii) capability of serving the interests of stockholders, and several of the following characteristics: (i) prominence in the community; (ii) significant relations with one of the Company's subsidiary banks, (iii) ability to represent the views of under-represented constituencies in the Company's market areas,
(iv) financial analytical skill and expertise, and (v) vision for social trends.

     The Board of Directors will consider director candidates recommended by stockholders if provided with the following: (i) evidence in accordance with Rule 14a-8 of compliance with stockholder eligibility requirements, (ii) the written consent of the candidate(s) for nomination as a director and verification as to the accuracy of the biographical and other information submitted in support of the candidate, (iii) a resume or other written statement of the qualifications of the candidate(s) for nomination as a director, and (iv) all information regarding the candidate(s) and the submitting stockholder that would be required to be disclosed in a proxy statement filed with the SEC if the candidate(s) were nominated for election to the Board of Directors. Any recommendations received from stockholders will be evaluated in the same manner that potential nominees suggested by board members, management or other parties are evaluated. The Board of Directors encourages shareholder director candidate recommendations.

     Any   stockholder   that  wishes  to  present  a  director   candidate  for
consideration should submit the information identified above pursuant to the procedures set forth below under "Communication with the Board of Directors."

Director Independence

     The Board of Directors has determined that BOK Financial is a "controlled company," as defined in Rule 4350(c)(5) of the listing standards of the National Association of Securities Dealers, Inc. ("NASD"), based on Mr. Kaiser's beneficial ownership of approximately 66.1% of the outstanding common stock. Accordingly, BOK Financial is exempt from certain requirements of the NASD listing standards, including the requirement to maintain a majority of independent directors on the Company's Board of Directors and the requirements regarding the determination of compensation of executive officers and the nomination of directors by independent directors. Nevertheless, the Company does maintain a substantial majority of independent directors, determines upper level management compensation through an independent board committee and nominates new board members through board consensus.

Compensation Committee Interlocks and Insider Participation

     No voting member of the Compensation Committee has served as an officer of the Company, including its affiliates, at any time. None of the executive officers serve as a member of the Compensation Committee of any other company that has an executive officer serving as a member of the Company's Board of Directors. None of our executive officers serve as a member of the board of directors of any other company that has an executive officer serving as a member of our Board's Compensation Committee.

Committees of the Board of Directors

     The Risk Oversight and Audit Committee, Independent Compensation Committee and Credit Committee are described below.

Risk Oversight and Audit Committee

     During 2006, the Board of Directors of BOK Financial Corporation had a standing Risk Oversight and Audit Committee (the "Audit Committee") comprised solely of independent directors. The Board of Directors has adopted an Audit
Committee charter that complies with Rule 4350(d)(1) of the NASD listing standards. The Audit Committee has the responsibility and authority set forth in Rule 4350(d)(3) of the NASD listing standards under the revised charter. Among other things, the Audit Committee will be responsible for overseeing the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. The Audit Committee is also directly responsible for the appointment, compensation, retention and oversight of the work of the Company's independent auditors, including the resolution of disagreements between management and the auditors regarding financial reporting.

     The current members of the Audit Committee are Messrs. Joullian (Chairman), Allen, Boylan, Cadieux, Kyle and Malcolm. The Board of Directors has designated Mr. Joullian as its "audit committee financial expert," as defined in Item 401(h)(2) of Regulation S-K. Mr. Joullian is an "independent director" as defined in Rule 4200(a)(15) of the NASD listing standards. The Audit Committee held five meetings in fiscal 2006 and intends to meet at least five times in fiscal 2007. The Report of the Audit Committee is on page 12 of this proxy statement.

Independent Compensation Committee

     In  December  2002,  the  Board of  Directors  established  an  Independent
Compensation Committee, consisting of independent directors, to administer a performance based compensation plan for senior executives in accordance with the provisions of Section 162(m) of the Internal Revenue Code. The Independent Compensation Committee does not have a charter. The Independent Compensation Committee consists of Messrs. Kyle (Chairman), Allen, Cadieux (non-voting), Griffin and Kaiser (non-voting). Compensation of the Chief Executive Officer, the direct reports to the Chief Executive Officer and other officers participating in the Company's incentive plan are approved by the Independent Compensation Committee. The Committee does not delegate this authority. Compensation for all other officers is, in practice, determined by the Chief Executive Officer and Mr. Kaiser, the Chairman of the Board. The Independent Compensation Committee Report on Executive Compensation and the Executive Compensation Discussion and Analysis may be found on pages 23 and 16 respectively.

Credit Committee

     The purpose of the Credit Committee is to review and report to the Board of Directors regarding the quality of the Company's credit portfolio and trends affecting the credit portfolio. It also oversees the effectiveness and administration of credit-related policies and reviews the adequacy of the allowance for loan losses and reserve for off-balance sheet credit losses. The members of the Credit Committee are Messrs. Griffin (Chairman), Boylan, Hargis, Kaiser, Kivisto, LaFortune, Lybarger and Ms. Marshall. The Credit Committee met eleven times during 2006 and plans to meet at least eleven times in 2007.

Independent Director Meetings

     The Board of Directors has adopted a policy of regularly scheduled executive sessions where independent directors will meet separate from management. The independent directors plan to meet in executive session after all regularly scheduled Board of Director meetings. The independent Directors held four executive sessions during 2006. The presiding Director at the executive sessions is Mr. Kaiser. Shareholders of the Company may communicate their concerns to the non-management Directors in accordance with the procedures described below under "Communication with the Board of Directors."

Communication with the Board of Directors

     The Board of Directors of BOK Financial believes that it is important for stockholders to have a process to send communications to the Board. Accordingly, stockholders who wish to communicate with the Board of Directors, or a particular Director, may do so by sending a letter to the Investor Relations Manager of BOK Financial at P.O. Box 2300, Tulsa, Oklahoma 74192. The mailing envelope should contain a clear notation indicating that the enclosed letter is a "Stockholder-Board Communication" or "Stockholder-Director Communication." Such letters should identify the author as a stockholder and state whether the intended recipients are all members of the Board of Directors or certain specified individual Directors. The Investor Relations Manager and the General Counsel will independently review the content of the letters. Communications which are constructive suggestions for the conduct of the business or policies of the Company will be promptly delivered to the identified Director or Directors. Communications which are complaints about specific incidents involving banking or brokerage service will be directed to the appropriate business unit for review. Director nominations will be reviewed for compliance with the requirements identified in the section of this proxy entitled "Director Nominations", and if meeting such requirements, promptly forwarded to the Director or Directors identified in the communication.

Report of the Risk Oversight and Audit Committee

     The Risk Oversight and Audit Committee (the Committee) oversees the Company's financial reporting process on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Committee discussed and reviewed the Company's consolidated financial statements included in the Annual Report with management and reviewed internal control over financial reporting with management and the internal auditors. This review included discussions with management regarding the quality, not just the acceptability, of accounting policies. It also included the reasonableness of significant judgments, the clarity of disclosures in the consolidated financial statements and the effectiveness of internal control over financial reporting. Management has the primary responsibility for establishing and maintaining internal control over financial reporting and for assessing the effectiveness of internal control over financial reporting. The Committee reviewed internal audit reports on the effectiveness of management's assessment process, discussed internal control matters with management, and reviewed the Company's compliance with legal and regulatory requirements as necessary.

     The Committee discussed and reviewed with Ernst & Young, LLP, the independent registered public accounting firm, their opinion on the conformity of the Company's consolidated financial statements with accounting principles generally accepted in the United States. This discussion included their judgments as to the quality, not just the acceptability, of the Company's accounting policies. This discussion covered the required communications under audit standards established by the Public Company Accounting Oversight Board (United States), including PCAOB Auditing Standard No. 2, An Audit of Internal Control over Financial Reporting and Standard No. 61, Communications with Audit Committees. The Committee has reviewed the auditors' independence and obtained written representation from Ernst & Young, LLP regarding independence matters, in accordance with Independence Standards

Board Standard No. 1. In conducting this review, the Committee considered whether any non-audit services were compatible with maintaining the auditor's independence.

     The Committee meets at least quarterly with the Company's internal auditors and the independent registered public accounting firm regarding the overall scope and plans for their respective audits. These meetings are conducted with and without management present and the Committee discusses the results of the audits, including the auditors' evaluation of internal control over financial reporting.

     Each of the members of the Audit Committee qualifies as an "independent" Director under the current listing standards of the National Association of Securities Dealers (NASD). The Board of Directors has appointed E. Carey Joullian, IV as the "audit committee financial expert".

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2006, for filing with the Securities and Exchange Commission.

E. Carey Joullian IV, Committee Chairman
Gregory S. Allen
Peter C. Boylan, III
Chester Cadieux, III
David L. Kyle
Steven J. Malcolm

Principal Accountant Fees and Services

     Audit Fees. Fees paid to Ernst & Young, LLP ("EY") for the audit of the annual consolidated financial statements included in BOK Financial's Annual Report on Form 10-K, for the review of the consolidated financial statements included in BOK Financial's Forms 10-Q for the quarters included in the years ended December 31, 2006 and 2005 and for the audit function, were $906,700 and $893,000 respectively.

     Audit-related Fees. Fees paid to EY for the audit of BOK Financial's employee benefit plans, testing the results of our system conversion and other audit related functions were $125,000 and $84,000 respectively, for the years ended December 31, 2006 and 2005.

     Tax Fees. Fees paid to EY associated with tax return preparation and tax planning were $56,027 and $18,685 respectively, for the years ended December 31, 2006 and 2005.

     All Other Fees. Fees paid to EY were $6,000 and $5,800 respectively, for each of the years ended December 31, 2006 and 2005.

     The Audit Committee has adopted a formal policy on auditor independence requiring the approval by the Audit Committee of all professional services rendered by BOK Financial's independent auditor prior to the commencement of the specified services. 100% of the services described in "Audit Fees", "Audit-Related Fees", "Tax Fees" and "All Other Fees" were approved by the Audit Committee in accordance with BOK Financial's formal policy on auditor independence and approval of fees.

Executive Officers

     Certain information concerning the executive officers of BOK Financial, BOk, BOT, Bank of Albuquerque, N.A., Bank of Arizona, N.A., Bank of Arkansas, N.A., Bank of Kansas City, N.A., Colorado State Bank and Trust, N.A., and BOSC, Inc. is set forth below:

     C. Fred Ball, Jr., age 62, is Chairman and Chief Executive Officer of the Bank of Texas and is responsible for all banking activities in the State of Texas for BOKF. Before joining Bank of Texas in 1997, he was Executive Vice President of Comerica Bank-Texas and later President of Comerica Securities, Inc.

     Barron D. Beal, age 40, is Executive Vice President of Wealth Management for BOk. Mr. Beal joined BOk in 2006. Prior to joining BOk, Mr. Beal worked for JPMorgan Chase for 17 years. Mr. Beal served as Regional Sales Director, Midwest Region, Private Client Services from 2004 to 2006 and as Senior Market Director, Houston and Louisiana, Private Client Services from 2002 to 2003.

     Steven G. Bradshaw, age 47, is Senior Executive Vice President of BOk, Manager of Consumer Banking & Wealth Management and Chairman of BOSC, Inc. Mr. Bradshaw manages all Consumer Banking, Mortgage Banking, Community Development Banking and all Wealth Management business lines for all BOKF subsidiary banks. Before joining BOK Financial, Mr. Bradshaw spent six years managing the brokerage operation at Sooner Federal. Mr. Bradshaw has been with BOKF for 15 years.

     Charles E. Cotter, age 53, is Executive Vice President and Chief Credit Officer for Bank of Oklahoma, and Manager of Credit Administration Division. Previously, Mr. Cotter acted as Credit Concurrence Officer responsible for the approval of commercial loans, the Manager of the Specialized Lending Department and the Merchant Banking Department. Mr. Cotter has accumulated a total of 29 years of banking experience at Bank of Oklahoma and Fidelity Bank, a bank acquired by Bank of Oklahoma.

     Jeffery R. Dunn, age 44, is Chairman, President and Chief Executive Officer of Bank of Arkansas, N.A.; previously, Mr. Dunn served as Senior Vice President of Commercial Lending. He has been with BOk for 19 years.

     Daniel H. Ellinor, age 45, is Senior Executive Vice President of Commercial Banking for Oklahoma, Kansas City and Arkansas. Mr. Ellinor joined BOk in 2003. Previously, he served as regional president for Compass Bank in Dallas, where he oversaw Compass' North Texas operations. Prior to that time, Mr. Ellinor was Bank of America's market executive for the North Texas Commercial Banking Division.

     Mark W. Funke, age 51, is President, BOk Oklahoma City and Commercial Banking Manager, Oklahoma City. Mr. Funke is also responsible for BOk's Business Banking Group, which manages BOk's statewide small business banking efforts, and all of its Community Banking Offices. He is also responsible for Bank of Arkansas, N.A. and serves as a director. He joined BOk in 1984 as Vice President in the financial institutions department and was named to his current position in 1997. Before joining BOk, he was a commercial lender with Republic Bank in Houston for seven years.

     Scott C. Grauer, age 42, is President and Chief Executive Officer of BOSC, Inc. Prior to becoming President of BOSC, Inc. in 1999, Mr. Grauer served as Senior Vice President and Manager, Investment Center for BOk. Mr. Grauer joined BOK Financial in 1991.

     Robert G. Greer, age 72, is Vice Chairman of BOT. Mr. Greer was formerly Chairman of the Board, Bank of Tanglewood, N.A. and Vice Chairman of the Board of Northern Trust Bank of Texas. Mr. Greer is also a retired director of Jefferson-Pilot Corporation and its subsidiary (Jefferson-Pilot Financial) which he served on from 1975 to 2006.

     V. Burns Hargis, age 61, is Vice Chairman, BOK Financial and BOk and Director of BOSC, Inc. Mr. Hargis joined BOk in November 1997. Previously, Mr. Hargis was an attorney with the law firm of McAfee & Taft (Oklahoma City, Oklahoma).

     H. James Holloman, age 55, is Executive Vice President of BOk and Manager of the Tulsa Private Financial Services office. Before joining BOk, he spent 12 years at First Union National Bank in Charlotte, North Carolina. Mr. Holloman has been with BOk since 1985.

     James L.  Huntzinger,  age 55,  is Chief  Investment  Officer  of BOk.  Mr.
Huntzinger  was  previously   Financial  Manager,   Capital  Markets  and  Chief
Investment Officer of the Trust Division. He has been with BOk since 1982.

     Stacy C. Kymes, age 36, is Senior Vice President and Corporate Controller for BOK Financial. Previously Mr. Kymes served as Chief Auditor of BOK Financial. Mr. Kymes joined BOK Financial in 1996. Prior to joining BOK Financial he was with the public accounting firm of KPMG LLP.

     Stanley A. Lybarger, age 57, is President and Chief Executive Officer of BOK Financial and BOk. Mr. Lybarger has been with BOk for 32 years. Previously, he was President of Bank of Oklahoma's Oklahoma City Regional Office and Executive Vice President of Bank of Oklahoma with responsibility for corporate banking.

     Marc C. Maun, age 48, is Chairman and Chief Executive Officer of Bank of Kansas City, N.A. Mr. Maun previously served as Senior Vice President and Manager of Corporate Banking for BOk. Mr. Maun has been with BOk for 22 years.

     John C. Morrow, age 51, is Senior Vice President and serves as Director of Financial Accounting and Reporting. He joined BOK Financial in 1993. He was previously with Ernst & Young LLP for 10 years.

     Steven E. Nell, age 45, is Executive Vice President and Chief Financial Officer for BOK Financial and BOk. Mr. Nell previously served as Senior Vice President and Corporate Controller for BOK Financial. Before joining BOK Financial in 1992, Mr. Nell was with Ernst & Young LLP for 8 years.

     Don T. Parker, age 46, is Executive Vice President and Chief Information Officer of BOK Financial. Mr. Parker joined the Company in 2005. He previously served as Senior Vice President and Director of Information Services of Comerica Bank, a position he held from February 1999 to July 2005. Prior to joining Comerica Bank, Mr. Parker was a Senior Vice President and General Manager of Consolidation Services at National City Incorporated in Cleveland, Ohio.

     W. Jeffrey Pickryl, age 55, is Senior Executive Vice President/Regional Banks for BOK Financial. Mr. Pickryl was previously an Executive Vice President for BOk, responsible for Commercial Banking in Tulsa, as well as statewide energy and real estate lending. Before joining BOk in 1997, he was president and Chief Credit Officer for Liberty Bancorp, Inc., where he worked for 14 years.

     David A. Ralston, age 50, is Chairman of Bank of Arizona. He previously served as Senior Vice President and Manager of Commercial Real Estate, Tulsa. Mr. Ralston has been with BOK Financial since 1984.

     Paul A. Sowards, age 54, is President of Bank of Albuquerque. Before joining Bank of Albuquerque in March 2000, Mr. Sowards was President of Bank of America in New Mexico. Prior to his election as President in New Mexico, Mr. Sowards was Executive Vice President and Commercial Banking Market Manager, responsible for commercial lending, treasury management and capital markets.

     Thomas S. Swiley, age 57, is President and Director of Bank of Texas. Prior to joining Bank of Texas in March 2001, Mr. Swiley was Managing Director and Credit Products Executive, with responsibility for the Southwest region, for Bank of America.

     Gregory K. Symons, age 54, is Chairman and Chief Executive Officer, Colorado State Bank and Trust and is responsible for commercial banking. He previously served as Chairman and Chief Executive Officer of Bank of Albuquerque and was responsible for commercial banking in New Mexico. He previously served as a Senior Vice President for BOk. Mr. Symons has been with BOK Financial for 28 years.

     James F. Ulrich, age 55, is Chairman and Chief Executive Officer for Bank of Albuquerque. Before assuming his current position, Mr. Ulrich served as Senior Vice President, Investor Relations and Mergers and Acquisitions. Prior to that time, Mr. Ulrich served as director of Human Resources and Manager, Tulsa Metropolitan Commercial Lending Department. Mr. Ulrich has been with BOK Financial since 1982.

                      Compensation Discussion and Analysis

Executive Compensation Program Overview

     In 2002, the Board of Directors established the Independent Compensation Committee (for purposes of this analysis the "Committee") to administer performance based compensation plans for senior executives in accordance with the provision of Section 162(m) of the Internal Revenue Code. The Committee, the voting members of which are independent within the meaning of 162(m), has responsibility for establishing, implementing and approving the Company's general compensation philosophy with regard to the senior executive officers that participate in the Company's Executive Incentive Plan which was approved by shareholders in 2003. The Committee receives guidance from the Chief Executive Officer (the "CEO") , who assists in evaluating employee performance, recommending business performance targets and objectives and suggesting salary levels and awards for executives (other than himself).

     The BOK Financial executive compensation program is designed to attract and retain executives whose judgment, leadership abilities and special efforts result in successful operations for the company and an increase in shareholder value. Various components of the program work together to:

          |X|  Reward sustained, above peer performance
          |X|  Encourage both individual performance and teamwork
          |X|  Link compensation to operational results
          |X|  Align executive interests with shareholder interests
          |X| Keep BOK Financial compensation competitive with peer banks |X| Create long-term commitment to the Company

     The BOK Financial executive compensation program includes:

          |X|  Salary
          |X| Executive Incentive Compensation (annual and long-term) |X| Pension Plan
          |X|  401(k) Thrift Plan
          |X|  Deferred Compensation

     The Committee meets as often as necessary to perform its duties and responsibilities. The Committee met two times in 2006 and its members included David L. Kyle (Chairman), Gregory S. Allen, Chester E. Cadieux, III (non-voting), David F. Griffin, and George B. Kaiser (non-voting).

     Throughout this proxy statement, the Chief Executive Officer, Chief Financial Officer and the other individuals included in the Summary Compensation Table on page 24, are referred to as the "named executives".

Factors Used for Establishing Executive Compensation Levels

     The following is an explanation of the primary data, metrics and criteria used by the Committee to determine compensation as more fully described in "Components of Compensation" below:

     Earnings Per Share Growth Compared to Peers

          |X| Both the annual and long-term incentive under the Executive Incentive Plan use as a measure Company per share earnings growth compared to peer group per share earnings growth ("EPS Growth").

          |X|  The Committee  views EPS Growth as an important  variable used in
               public  markets  to  measure   profitability  and  determine  the
               company's stock price and, thus, shareholder value.

     Net Direct Contribution

          |X|  Net  Direct   Contribution  is  a  financial   calculation   that
               represents all key components of Company profit controlled by an executive in her or his business unit.

          |X| The BOK Financial annual budget, which represents the Company's plan to meet or exceed the future earning per share of the Company's peer group, is developed based on the anticipated Net Direct Contribution of each individual business unit.

          |X|  Linking   compensation  to  Net  Direct  Contribution   motivates
               executives to achieve superior results in their particular business units, contributing to Company wide profitability.

     Individual Performance Goals

          |X| At the beginning of each year, the CEO meets with each of the named executives to establish individual performance goals.

          |X| Progress is discussed with each executive periodically throughout the year.

          |X| At the end of the year, the CEO evaluates the extent to which the individual goals have been attained and recommends downward adjustments of annual and long-term compensation to the Committee if warranted.

     Peer Group Compensation Data

          |X| The Company's internal compensation group completes an annual peer review of executive compensation using publicly available information, including proxy statements.

          |X| The Independent Compensation Committee uses this information to assist in setting salary and executive incentive plan targets.

          |X|  In addition,  every two years an unaffiliated  national executive
               compensation   consulting   firm  is   engaged   to  review   the
               competitiveness of the Company's executive compensation.

     BOK Financial's peer group is determined annually and includes:

          |X| Publicly-traded United States bank holding companies as defined in the SNL Securities Public Trading BHC database.

          |X|  A minimum of twenty-six bank holding companies.

          |X| An equal number of companies above and below BOK Financial's asset size each of which may not be more than twice BOK Financial's size nor less than half its size (the "Size Requirements"). Asset size is determined at the end of the calendar year.

          |X| If there are not twenty-six bank holding companies that meet the Size Requirements, the Committee has historically added an equal amount of bank holding companies above and below the Size Requirements until twenty-six bank holding companies are included in the Peer Group.

     For 2006 the peer group included:

              Name                                          Total Assets(1)
        --------------------------------------------------- --------------
        M&T Bank Corporation                                   57,064,905
        --------------------------------------------------- --------------
        Marshall & Ilsley Corporation                          56,230,000
        --------------------------------------------------- --------------
        UnionBanCal Corporation                                52,619,576
        --------------------------------------------------- --------------
        Zions Bancorporation                                   46,970,226
        --------------------------------------------------- --------------
        Commerce Bancorp, Inc.                                 45,264,760
        --------------------------------------------------- --------------
        Mellon Financial Corporation                           41,478,000
        --------------------------------------------------- --------------
        TD Banknorth Inc.                                      40,159,085
        --------------------------------------------------- --------------
        First Horizon National Corporation                     37,918,259
        --------------------------------------------------- --------------
        Huntington Bancshares Incorporated                     35,329,019
        --------------------------------------------------- --------------
        Compass Bancshares, Inc.                               34,199,755
        --------------------------------------------------- --------------
        Synovus Financial Corp.                                31,864,958
        --------------------------------------------------- --------------
        The Colonial Bankgroup, Inc.                           22,784,249
        --------------------------------------------------- --------------
        Associated Banc-Corp                                   20,861,384
        --------------------------------------------------- --------------
        Sky Financial Group, Inc.                              17,720,481
        --------------------------------------------------- --------------
        Mercantile Bankshares Corporation                      17,716,025
        --------------------------------------------------- --------------
        Webster Financial Corporation                          17,097,471
        --------------------------------------------------- --------------
        First Citizens BancShares, Inc.                        15,725,343
        --------------------------------------------------- --------------

        Commerce Bancshares, Inc.                              15,230,349
        --------------------------------------------------- --------------
        Fulton Financial Corporation                           14,919,523
        --------------------------------------------------- --------------
        City National Corporation                              14,874,457
        --------------------------------------------------- --------------
        TCF Financial Corp                                     14,669,734
        --------------------------------------------------- --------------
        The South Financial Group, Inc.                        14,130,681
        --------------------------------------------------- --------------
        Citizens Banking Corporation                           14,008,351
        --------------------------------------------------- --------------
        Cullen/Frost Bankers, Inc.                             13,224,000
        --------------------------------------------------- --------------
        Valley National Bancorp                                12,395,027
        --------------------------------------------------- --------------
        Bancorpsouth, Inc.                                     12,038,807
        --------------------------------------------------- --------------
        BOK Financial Corp                                     18,059,624
        --------------------------------------------------- --------------

        (1)For period ending December 31, 2006.

Components of Executive Compensation

     Salary - Executives receive a base salary which is paid in cash twice monthly. Each year the Compensation Committee reviews executive base salaries to determine if adjustments should be made in view of a change in executives' roles and responsibilities, value added to the company, individual performance, experience, evaluation of peer data, and overall success of the company. The Committee considers the reports of performance and recommendations of the CEO, as well as peer data compiled by the Company's internal compensation group and the independent consultant. The Compensation Committee has historically sought to align executive compensation with the peer group average for related executive roles and experience.

     Executive Incentive Compensation - The Executive Incentive Plan allows the named executives, and certain executives that report directly to, or are designated by, the CEO, to earn i) an annual cash incentive, which has historically been paid in the first quarter of the year following that to which the service relates, and ii) long-term incentive, which is paid in stock options or performance shares, or a combination thereof (at the option of the executive). Stock options and performance shares are awarded on the second Friday of January. The number of options and/or shares is subsequently adjusted at the end of the three year performance period discussed below.

     Annual Incentive - Annual incentive is based on a combination of EPS Growth and Net Direct Contribution, subject to downward adjustment for failure to meet individual performance goals. The Compensation Committee receives recommendations from the CEO and determines the allocation between EPS Growth and Net Direct Contribution to be used in calculating each named executive's annual incentive. Currently, all named executive officers (other than the CEO and CFO) receive 60% of their annual incentive based on Net Direct Contribution and 40% of their annual incentive based on EPS Growth. Because the responsibilities of CEO and CFO are not tied to any one business unit but include the Company as a whole, their annual incentive is based only on EPS Growth.

     The target annual incentive compensation has historically been 50% of the named executives' annual salaries except the target has been 75% of annual salary for the CEO. A participant earns an annual incentive based on a matrix where 33% of the targeted annual incentive compensation is earned if 80% of the goal is met, 100% of the targeted incentive compensation is earned if 100% of the goal is met, and 200% of the targeted incentive compensation is earned if 120% of the goal is met, as illustrated in the following matrix:

Annual Incentive Grid Graph shown here. Data points reflected below.

Actual vs. Goal        Incentive Payout
80%                      33%
85%                      50%
90%                      67%
95%                      83%
100%                     100%
105%                     125%
110%                     150%
115%                     175%
120%                     200%

     EPS Growth for annual incentive is measured by comparing the earning per share growth of the median of the peer group of banks for a trailing two-year period determined as of the end of the year in respect to which the annual incentive is to be paid.

     Long-term Incentive - Long-term incentive is based solely on EPS Growth, subject to downward adjustment for failure to meet individual performance goals. The target has historically been 100% of annual salary for all named executives other than the CEO whose target is 160% of annual salary.

     An executive earns long-term incentive based on a matrix pursuant to which 25% of the targeted long-term incentive compensation is earned if the goal less five percentage points is met, 100% of the targeted long-term incentive compensation is earned if 100% of the goal is met, and 150% of the targeted long-term compensation is earned if the goal plus five percentage points is met, as illustrated in the following matrix:

Options / Performance Shares Graph shown here.  Data points reflected below.

Performance Level               % of Base
-5 p.p.                         25%
-4 p.p.                         40%
-3 p.p.                         55%
-2 p.p.                         70%
-1 p.p.                         85%
0 p.p.                          100%
1 p.p.                          110%
2 p.p.                          120%
3 p.p.                          130%
4 p.p.                          140%
5 p.p.                          150%

     EPS Growth for long-term incentive is measured by comparing the earnings per share growth of the median of a peer group of banks for the trailing three-year period determined at the end of the three-year performance period.

     Long-term incentive awards are paid in stock options or performance shares, or a combination thereof, at the option of the named executive. This flexibility allows named executives to choose the kind of award best suited to their financial needs, age from retirement, and other personal factors.

     Stock option grants vest over a seven year period. Performance shares vest only on the fifth anniversary of the last day of the year for which the performance shares were issued and must be held for three years unless company stock ownership guidelines are met. Current stock ownership guidelines require the CEO to own company stock in an amount not less than three times his base salary. All other named executives must own company stock in an amount not less than two times salary. Shares owned outright, performance shares, and value of in-the-money stock options are included in the calculation of ownership amounts.

     Up to fifty percent of the annual incentive compensation and fifty percent of the long-term compensation may be adjusted downward at the discretion of the Committee. The CEO recommends downward adjustments based on failure of named executives to attain individually assigned goals.

     Thrift Plan - Executive may contribute to the BOK Thrift Plan, a 401(k) eligible plan. Employee contributions are matched by the company up to 6% of the base compensation based on years of service. Participants may direct the investments of their accounts in a variety of options, including BOK Financial common stock.

     Pension Plan - The Pension Plan was established in 1987 as a cash balance defined benefit pension plan. Benefits are determined based on a hypothetical account balance that accumulates over time. The account balances grows based on a 5.25% interest credit on prior balances. In 2006, the company curtailed its contributions to the pension plan for all employees, including named executives, however, the hypothetical amounts continue to grow based on interest credit.

     Special Grants - In 2001, BOk adopted a plan to extend the life of stock options granted in 1997, 1998 and 1999 by two years. Each year, on the day that one-seventh of the 1997, 1998 and 1999 options expire, new stock options are granted in the same number (the "Special Options"). The Special Options vest two years after the grant date and expire 45 days after vesting. The exercise price for the Special Options is the market value for BOK Financial common stock on NASDAQ on the day of grant.

     Deferred Compensation - The named executives are each party to an individual Deferred Compensation Agreement that permitted, until year-end 2004, the deferral of certain compensation. The CEO is the only named executive officer that is party to an Amended and Restated 409A Deferred Compensation Agreement which currently allows awards of performance shares and options to be deferred. The executive Deferred Compensation agreements are discussed in further detail under "Nonqualified Deferred Compensation" on page 36.

     Perquisites and Other Personal Benefits - Other than the participation in the plans and programs described above, benefits which are very immaterial in nature, or benefits which are provided to employees generally such as health and dental insurance, the Company does not provide perquisites or other personal benefits to named executive officers.

Compensation Philosophy and Objectives

     The BOK Financial executive compensation program has many objectives, all of which are designed to enhance Company value. Because no single type of compensation award or performance criteria could achieve all objectives, several types of compensation performance criteria and awards are used to achieve the maximum benefit from executive compensation.

     There is no pre-established policy or target for allocating executive compensation between cash and equity, long-term and short-term. Rather, the Committee considers its varied objectives, personal performance, company performance and data regarding peer group compensation to establish the appropriate level and mix of incentive compensation. The Committee has generally chosen not to consider the benefits to named executives from previously awarded compensation other than to establish a baseline for future compensation.

     Company executive compensation objectives include:

     Sustained, Above Peer Performance - BOK Financial rewards sustained, above peer performance through a five year compensation continuum in the Executive Incentive Plan consisting of a two year EPS Growth look back for annual compensation and a three year forward looking EPS Growth for long-term.

     Individual Performance and Teamwork - Annual incentive compensation promotes individual performance with a percentage of annual incentive compensation being based on Net Direct Contribution (except for the CEO and CFO) and a percentage being based on EPS Growth, with potential downward adjustments for failure to meet individual performance goals. Long-term compensation, based entirely on EPS Growth, promotes teamwork by rewarding success of the Company as a whole.

     Link Compensation to Operational Results - By using EPS Growth and Net Direct Contribution as the metrics for performance, both annual and long-term compensation are directly tied to financial performance of the Company. The Committee also considers the financial success of the Company when determining salary.

     Competition with Peer Banks -To attract and retain a superior executive, BOK Financial strives to provide levels of compensation comparable to competitor banks. The Committee considers peer compensation data when establishing salary and incentive compensation targets.

     Align Executive Interests with Shareholder Interests - While BOK Financial does not have a specific policy or target for determining the allocation between equity and cash awards, the Company does promote equity ownership to align executive interests with shareholder interests. All long-term executive compensation is paid in stock options or performance shares. Stock ownership guidelines require the CEO to own company stock in an amount not less than three times his base salary. All other named executives must own company stock in an amount not less than two times base salary.

     Long-term Commitment to the Company - BOK Financial values company experience and stability of operations. BOK promotes loyalty through an extended seven year stock option vesting period and a five year performance share vesting period. Further, long-term incentive is earned after a three year performance period.

Stock Option Grant Policy

     In 2004, BOK Financial initiated a policy of granting all Company stock options, to both named executives and all other Company employees, on the first business Friday in January (other than the "Special Options" described above). This date was chosen by the Chief Executive Officer and the Chairman of the Board and is also the date that performance shares are awarded pursuant to the Executive Incentive Plan. In 2006, the pre-established grant date was changed to the second business Friday in January to account for administrative challenges during the holiday season (the "Grant Date").

     All stock options awarded by BOK Financial are priced at the market value for BOK Financial common stock on NASDAQ as of the Grant Date. There is no program or policy to coordinate the granting of options with the release of material non-public information as all grants occur on the Grant Date, including those made to new executive officers.

Tax and Accounting Considerations

     Section 162(m) of the Internal Revenue Code - Both annual incentive and long-term awards made pursuant to the Executive Incentive Plan are designed to comply with Section 162(m) of the Internal Revenue Code. Section 162(m) of the Internal Revenue Code generally limits to $1 million the amount that a publicly-held company is allowed to deduct each year for the compensation paid to each of the corporation's chief executive officer and four most highly compensated executive officers other than the CEO. However, performance-based compensation determined in accordance with IRS regulations is not subject to the limit. In order to qualify as performance-based compensation, payments must be computed on the basis of an objective, performance-based standard determined by a committee that consists solely of two or more outside directors and the material terms under which the compensation is to be paid, including the performance goals, must be disclosed to and approved by the shareholders.

     Section 409A of the Internal Revenue Code - If an executive is entitled to nonqualified deferred compensation benefits that are subject to Section 409A of the Internal Revenue Code, and such benefits do not comply with Section 409A, then the benefits are taxable in the first year they are not subject to substantial risk of forfeiture. In such case, the Service Provider is subject to regular federal income tax, interest and an additional federal income tax of 20% of the benefit included in the income. The Company believes all deferred compensation benefits currently comply with 409A.

     Accounting for Stock Based Compensation - Effective July 1, 2003, the Company adopted the expense recognition provisions of the Statement of Financial Accounting Standards ("FAS") No. 123, "Accounting for Stock-Based Compensation" by restating prior years' financial statements. The subsequent adoption of FAS 123R did not significantly affect the Company's financial statements.

                          Compensation Committee Report

     The Compensation Committee held two meetings during fiscal year 2006. The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based upon such review, the related discussions and such other matters deemed relevant and appropriate by the Compensation Committee, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and delivered to shareholders.

INDEPENDENT COMPENSATION COMMITTEE

David L. Kyle (Chairman)
Gregory S. Allen
Chester E. Cadieux, III (non-voting)
David F. Griffin
George B. Kaiser (non-voting)

                          Executive Compensation Tables

                           SUMMARY COMPENSATION TABLE

     The following table sets forth summary information concerning the compensation of those persons who were, at December 31, 2006, (i) the Chief Executive Officer (Mr. Lybarger), (ii) the Chief Financial Officer (Mr. Nell), and (iii) the three other most highly compensated executive officers of the Company.

---------------------- ------ ---------- ------- ------------ -------------- --------------- -------------- ----------- -----------
         (a)            (b)      (c)      (d)        (e)           (f)            (g)             (h)        (i)            (j)
---------------------- ------ ---------- ------- ------------ -------------- --------------- -------------- ----------- -----------
                                                                                               Change in
                                                                                                Pension
                                                                                                 Value
                                                                                                   &
                                                                               Non-Equity    Nonqualified      All
                                                    Stock     Option Award     Incentive       Deferred       Other
      Name and                 Salary    Bonus     Awards        ($)(2)           Plan       Compensation   Compensation    Total
 Principal Position    Year      ($)      ($)      ($)(1)                     Compensation     Earnings        ($)(6)        ($)
                                                                                 ($)(4)         ($)(5)
---------------------- ------ ---------- ------- ------------ -------------- --------------- -------------- ----------- -----------

---------------------- ------ ---------- ------- ------------ -------------- --------------- -------------- ----------- -----------
Stanley A. Lybarger    2006    $828,600      $0  $712,304(3)  $3,004,945(3)      $1,242,900       $879,312     $32,013  $6,700,074
President & Chief
Executive Officer,
BOK  Financial and
BOk
---------------------- ------ ---------- ------- ------------ -------------- --------------- -------------- ----------- -----------

---------------------- ------ ---------- ------- ------------ -------------- --------------- -------------- ----------- -----------
Steven E. Nell         2006     315,000       0       21,616        173,951         315,000         47,505      21,023     894,095
Executive Vice
President, Chief
Financial Officer,
BOK Financial and BOk
---------------------- ------ ---------- ------- ------------ -------------- --------------- -------------- ----------- -----------

---------------------- ------ ---------- ------- ------------ -------------- --------------- -------------- ----------- -----------
W. Jeffrey Pickryl     2006     395,000       0            0        293,696         312,007         13,402      19,541   1,033,646
Senior Executive
Vice President,
Regional Banks for
BOK Financial
---------------------- ------ ---------- ------- ------------ -------------- --------------- -------------- ----------- -----------

---------------------- ------ ---------- ------- ------------ -------------- --------------- -------------- ----------- -----------
Steven G. Bradshaw     2006     365,000       0       87,466        143,135         282,495         38,136      27,991     944,223
Senior Executive
Vice President,
Consumer Banking and
Wealth Management,
BOk
---------------------- ------ ---------- ------- ------------ -------------- --------------- -------------- ----------- -----------

---------------------- ------ ---------- ------- ------------ -------------- --------------- -------------- ----------- -----------
Daniel H. Ellinor      2006     385,000       0       96,384         98,416         289,505         13,697      11,063     894,065
Senior Executive
Vice President, BOk
---------------------- ------ ---------- ------- ------------ -------------- --------------- -------------- ----------- -----------

(1) The amounts in column (e) reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with FAS 123(R) for awards pursuant to the Executive Incentive Plan and the amounts in column (e) consist of the dollars recognized as expense for financial reporting purposes for the fiscal year ended December 31, 2006 in accordance with FAS 123(R) from non-vested shares awarded pursuant to the BOK Financial Corporation 2003 Executive Incentive Plan and thus includes amounts from awards granted in and prior to 2006. Assumptions used in the calculation of these amounts are included in footnote 13 to the Company's audited consolidated financial statements for the year ended December 31, 2006 which was included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 1, 2007.

(2) The amounts in column (f) consist of the dollars recognized as expense for financial reporting purposes for the fiscal year ended December 31, 2006 in accordance with FAS 123(R) from stock options awarded pursuant to the BOK Financial Corporation 2000 Stock Option Plan, the BOK Financial Corporation 2001 Stock Option Plan and the BOK Financial 2003 Stock Option Plan and thus include amounts from awards granted in and prior to 2006. Assumption used in the calculation of these amounts for awards granted in fiscal years 2004, 2005 and 2006 are included in footnote 13 to the Company's audited consolidated financial statements for the year ended December 31, 2006 which was included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 1, 2007. Assumption used in the calculation of these amounts for awards granted in fiscal years 2001, 2002 and 2003 are included in footnote 13 to the Company's audited consolidated financial statements for the year ended December 31, 2003 which was included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 12, 2004.

(3) Amounts reported in columns (e) and (f) for Mr. Lybarger reflects expense recognized for financial reporting purposes for the fiscal year ended December 31, 2006 due to changes in the fair value of liability awards as determined in accordance with FAS 123 (R). The fair value of liability awards and the related expense recognized increases or decreases in direct relation to changes in the fair value of BOK Financial Corporation common stock.

(4) The amounts in column (g) reflect the annual cash awards made pursuant to the Executive Incentive Plan, which is discussed in further detail on page 19 under the heading "Components of Executive Compensation."

(5) The amounts in column (h) include (i) the actuarial increase in the present value of the names executive officer's benefits under the Company pension plan determined using interest rate and mortality rate assumptions consistent with those used in the Company's financial statements and includes amounts which the named executive officer may not currently be entitled to receive because such amounts are not vested as follows:
     Lybarger,  $32,798;  Nell,  $7,389;  Pickryl,  $13,402;  Bradshaw,  $9,877;
     Ellinor, $5,642 and (ii) Nonqualified Deferred Compensation Earnings further described in column (d) of the Nonqualified Deferred Compensation Table on page 36.

(6) Amounts shown in this column are derived from Company contributions to the pension plan as follows: Lybarger $16,213; Nell, $3,973; Pickryl, $7,992; Bradshaw, $5,441; Ellinor, $5,013 and Company matching contributions to the 401(k) Thrift Plan as follows: Lybarger $15,800; Nell, $7,050; Pickryl, $11,550; Bradshaw, $22,550; Ellinor, $6,050.


                        OPTION EXERCISES AND STOCK VESTED

     The following table includes certain information concerning the exercise of stock options and the vesting of performance shares by the named executive officers during the fiscal year 2006:

------------------------------- ------------------------------------------ ----------------------------------------------
                                              Option Awards                                Stock Awards
------------------------------- ------------------- ---------------------- ----------------------- ----------------------
             (a)                        (b)                  (c)                     (d)                    (e)
------------------------------- ------------------- ---------------------- ----------------------- ----------------------
                                 Number of Shares
                                   Acquired on                                Number of Shares
                                     Exercise          Value Realized       Acquired on Vesting       Value Realized
Name                                   (#)               on Exercise                (#)                 on Vesting
                                                             ($)                                            ($)
------------------------------- ------------------- ---------------------- ----------------------- ----------------------
Stanley A. Lybarger                 31,384(1)           $1,674,019(1)                --                     --
------------------------------- ------------------- ---------------------- ----------------------- ----------------------
Steven E. Nell                        3,527                271,881                   --                     --
------------------------------- ------------------- ---------------------- ----------------------- ----------------------
W. Jeffrey Pickryl                    19,472               295,231                   --                     --
------------------------------- ------------------- ---------------------- ----------------------- ----------------------
Steven G. Bradshaw                    5,552                425,958                   --                     --
------------------------------- ------------------- ---------------------- ----------------------- ----------------------
Daniel H. Ellinor                       --                   --                      --                     --
------------------------------- ------------------- ---------------------- ----------------------- ----------------------

(1) Mr. Lybarger elected to defer the shares acquired on exercise of his stock options pursuant to his deferred compensation plan as further described under "Nonqualified Deferred Compensation" on page 36 herein.

                          GRANTS OF PLAN-BASED AWARDS

     The following table set forth certain information with respect to (i) non-equity annual incentive awards made pursuant to the Executive Incentive Plan, (ii) the options and performance shares award as long-term compensation pursuant to the Executive Incentive Plan, and (iii) stock options awarded pursuant to the BOK Financial 2001 Stock Option Plan.

------------------- ---------- ------------------------------- ---------------------------- ------- ----------- --------- --------
                               Estimated Future payouts Under    Estimated Future payouts Under
                               Non-Equity Incentive Plan Awards    Equity Incentive Plan Awards
------------------- ---------- ------------------------------- ---------------------------- ------- ----------- --------- --------
         (a)           (b)     (c)        (d)         (e)       (f)       (g)       (h)       (i)      (j)        (k)        (l)
------------------- ---------- -------- --------- ------------ -------- -------- ---------- ------- ----------- --------- --------
                                                                                            All
                                                                                            Other
                                                                                            Stock
                                                                                            Awards: All Other             Grant
                                                                                            Number  Option                Date
                                                                                            of      Awards:     Exercise  Fair
                                                                                            Shares  Number of   or Base   Value of
                                                                                            of      Securities  Price     Stock
                                                                                            Stock   Under-lying of        and
                                                                                            or      Options     Option    Option
                      Grant    Threshold   Target    Maximum    Threshold  Target  Maximum Units      (#)      Award     Awards
    EMPLOYEE NAME      Date     ($)        ($)       ($)         (#)       (#)       (#)     (#)                ($/sh)    ($)
------------------- ---------- -------- --------- ------------ -------- -------- ---------- ------- ----------- --------- --------
Stanley A. Lybarger    (1)          $0  $621,450   $1,242,900
------------------- ---------- -------- --------- ------------ -------- -------- ---------- ------- ----------- --------- --------
                                    --        --           --                                     -         --    $47.05  $515,146
                    1/6/06                                      13,062   52,246     78,369
                          (2)
------------------- ---------- -------- --------- ------------ -------- -------- ---------- ------- ----------- --------- --------
                                    --        --           --                                     -         --     $0.00  $602,381
                    1/6/06                                       3,201   12,803     19,205
                          (3)
------------------- ---------- -------- --------- ------------ -------- -------- ---------- ------- ----------- --------- --------
                                    --        --           --                --                   -               $50.61   $56,663
                    11/2/06(4)                                      --                  --               8,785
------------------- ---------- -------- --------- ------------ -------- -------- ---------- ------- ----------- --------- --------

                    12/4/06(4)      --        --           --       --       --         --        -      8,280    $53.06   $56,056
------------------- ---------- -------- --------- ------------ -------- -------- ---------- ------- ----------- --------- --------

                    12/26/06(4)     --        --           --       --       --         --        -      8,039    $54.00   $55,389
------------------- ---------- -------- --------- ------------ -------- -------- ---------- ------- ----------- --------- --------
Steven E. Nell         (1)          $0  $157,500     $315,000
------------------- ---------- -------- --------- ------------ -------- -------- ---------- ------- ----------- --------- --------
                                    --        --           --                                     -         --    $47.05  $247,999
                    1/6/06                                       6,288   25,152     37,728
                          (2)
------------------- ---------- -------- --------- ------------ -------- -------- ---------- ------- ----------- --------- --------
                                    --        --           --                --                                   $50.61    $5,102
                    11/2/06(4)                                      --                  --        -        791
------------------- ---------- -------- --------- ------------ -------- -------- ---------- ------- ----------- --------- --------

                    12/4/06(4)      --        --           --       --       --         --        -        745    $53.06    $5,044
------------------- ---------- -------- --------- ------------ -------- -------- ---------- ------- ----------- --------- --------

                    12/26/06(4)     --        --           --       --       --         --        -        965    $54.00    $6,649
------------------- ---------- -------- --------- ------------ -------- -------- ---------- ------- ----------- --------- --------
W. Jeffrey Pickryl     (1)          $0  $197,500     $395,000
------------------- ---------- -------- --------- ------------ -------- -------- ---------- ------- ----------- --------- --------
                                    --        --           --                                                     $47.05  $312,138
                    1/6/06                                       7,914   31,657     47,486        -         --
                          (2)
------------------- ---------- -------- --------- ------------ -------- -------- ---------- ------- ----------- --------- --------
                                    --        --           --                --                                   $50.61   $22,665
                    11/2/06(4)                                      --                  --        -      3,514
------------------- ---------- -------- --------- ------------ -------- -------- ---------- ------- ----------- --------- --------

                    12/4/06(4)      --        --           --       --       --         --        -      3,147    $53.06   $21,305
------------------- ---------- -------- --------- ------------ -------- -------- ---------- ------- ----------- --------- --------

                    12/26/06(4)     --        --           --       --       --         --        -      2,894    $54.00   $19,940
------------------- ---------- -------- --------- ------------ -------- -------- ---------- ------- ----------- --------- --------
Steven G. Bradshaw     (1)          $0  $182,500     $365,000
------------------- ---------- -------- --------- ------------ -------- -------- ---------- ------- ----------- --------- --------
                                    --        --           --                                                     $47.05  $138,967
                    1/6/06                                       3,524   14,094     21,141        -         --
                          (2)
------------------- ---------- -------- --------- ------------ -------- -------- ---------- ------- ----------- --------- --------
                                    --        --           --                                     -                $0.00  $162,511
                    1/6/06                                         864    3,454      5,181                  --
                          (3)
------------------- ---------- -------- --------- ------------ -------- -------- ---------- ------- ----------- --------- --------
                                    --        --           --                --         --        -               $50.61    $6,798
                    11/2/06(4)                                      --                                   1,054
------------------- ---------- -------- --------- ------------ -------- -------- ---------- ------- ----------- --------- --------
                                    --        --           --                --         --        -               $53.06    $7,846
                    12/4/06(4)                                      --                                   1,159
------------------- ---------- -------- --------- ------------ -------- -------- ---------- ------- ----------- --------- --------

                    12/26/06(4)     --        --           --       --       --         --        -      2,412    $54.00   $16,619
------------------- ---------- -------- --------- ------------ -------- -------- ---------- ------- ----------- --------- --------
Daniel H. Ellinor      (1)          $0  $192,500     $385,000
------------------- ---------- -------- --------- ------------ -------- -------- ---------- ------- ----------- --------- --------
                    1/6/06          --        --           --    3,795   15,178     22,767        -         --    $47.05  $149,655
                          (2)
------------------- ---------- -------- --------- ------------ -------- -------- ---------- ------- ----------- --------- --------
                    1/6/06          --        --           --      930    3,719      5,579        -         --     $0.00  $174,979
                          (3)
------------------- ---------- -------- --------- ------------ -------- -------- ---------- ------- ----------- --------- --------

(1) Represents annual incentive targets established by the Independent Compensation Committee on February 28, 2006 for service performed in 2006. Annual incentive cash awards were finalized and approved by the Independent Compensation Committee on February 27, 2007 and are provided in column (g), "Summary Compensation Table" on page 24 herein.

(2) Represents stock options granted as long-term incentive pursuant to the Executive Incentive Plan. The awards relate to services performed in 2005. The stock options vest 1/7 each year in accordance with the BOK Financial 2003 Stock Option Plan (as amended), and terminate three years after vesting. The number of stock options is subject to adjustment based on EPS Growth over a three year performance period as further described in "Compensation Discussion and Analysis" on page 20 herein.

(3) Represents performance shares granted as long-term incentive pursuant to the Executive Incentive plan. The awards relate to services performed in 2005. Restricted stock vests on the fifth anniversary of the last day of the year for which the performance shares were issues. The shares may not be sold for three years unless certain stock ownership requirements are met as further described in "Compensation Discussion and Analysis" on page 21 herein. The amount of performance shares are subject to adjustment based on EPS Growth over a three year performance period as further described in "Compensation Discussion and Analysis" on page 20 herein.

(4) Represents stock options awarded pursuant to the BOK Financial 2001 Stock Option Plan. In 2001, BOk adopted a plan to extend the life of stock options granted in 1997, 1998 and 1999 by two years. Each year, on the day that one-seventh of the 1997, 1998 and 1999 options expire, new stock options are granted in the same number (the "Special Options"). The Special Options vest two years after the grant date and expire 45 days after vesting. The exercise price for the Special Options is the market value for BOK Financial common stock on NASDAQ on the day of grant.

(5) The exercise price for all stock option awards is the fair market value of BOK Financial common stock on the date the award is granted. For further discussion of the Company's stock option grant policy see page 22 herein.

(6) Amounts reported in column (l) represent the grant-date fair value of non-vested stock and stock options awarded. The Company's policy regarding the valuation of stock compensation is included in footnote 1 and assumptions used in the calculation of the grant-date fair value of stock compensation is included in footnote 13 to the Company's audited consolidated financial statements for the year ended December 31, 2006 which was included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 1, 2007.

                  OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

     The  following  table  includes  stock  options  and   performance   shares
outstanding as of December 31, 2006.

------------------ ------------------------------------------------------------- --------------------------------------------------
                                          Option Awards                                              Stock Awards
------------------ ------------------------------------------------------------- --------------------------------------------------
         (a)           (b)          (c)           (d)        (e)        (f)        (g)        (h)          (i)          (j)
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------

                                                Equity
                                               Incentive                                                  Equity
                                                 Plan                            Number                 Incentive
                                                Awards:                          of        Market          Plan           Equity
                                                Number                           Shares    Value of      Awards:      Incentive Plan
                    Number of    Number of        of                             or        Shares or    Number of     Awards: Market
                   Securities   Securities    Securities                         Units     Units of      Unearned    or Payout Value
                   Underlying   Underlying    Underlying                         of        Stock         Shares,       of Unearned
                   Unexercised  Unexercised   Unexercised  Option                Stock     That Have     Units or     Shares, Units
                     Options      Options      Unearned    Exercise  Option      That      Non Vested     Other      or Other Rights
                       (#)          (#)         Options     Price    Expiration  Have        ($)(3)    Rights That    That have Not
Name               Exercisable   Unexercisable  (#)(1)       ($)        Date     Non                     Have Not         Vested
                                                                                  Vested                  Vested          ($)(5)
                                                                                  (#)(2)                  (#)(4)
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
Stanley A Lybarger       8,281           --           --     $19.02   12/2/2008       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                         8,039           --           --     $18.23  12/23/2008       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                         8,039           --           --     $18.23  12/23/2009       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                         8,039           --           --     $17.37  12/18/2008       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                         8,039           --           --     $17.37  12/18/2009       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          8,039          --     $17.37  12/18/2010       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                         7,805           --           --     $28.27  12/18/2008       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                         7,805           --           --     $28.27  12/18/2009       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          7,805          --     $28.27  12/18/2010       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          7,805          --     $28.27  12/18/2011       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                         6,462           --           --     $30.50   3/24/2008       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                         6,461           --           --     $30.50   3/24/2009       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          6,462          --     $30.50   3/24/2010       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          6,461          --     $30.50   3/24/2011       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          6,462          --     $30.50   3/24/2012       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          6,462          --     $30.50   3/24/2013       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                         7,179           --           --     $37.74    1/6/2008       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                         7,177           --           --     $37.74    1/6/2009       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          7,178          --     $37.74    1/6/2010       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          7,177          --     $37.74    1/6/2011       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          7,177          --     $37.74    1/6/2012       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          7,177          --     $37.74    1/6/2013       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          7,178          --     $37.74    1/6/2014       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --        14,414    $47.34    1/7/2009       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --        14,414    $47.34    1/7/2010       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --        14,414    $47.34    1/7/2011       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --        14,412    $47.34    1/7/2012       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --        14,413    $47.34    1/7/2013       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --        14,412    $47.34    1/7/2014       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --        14,413    $47.34    1/7/2015       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          8,785          --     $44.00  12/17/2007       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          8,280          --     $47.99   1/16/2008       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          8,039          --     $46.18    2/6/2008       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------

                           --            --         7,464    $47.05    1/5/2010       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --         7,464    $47.05    1/5/2011       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --         7,464    $47.05    1/5/2012       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --         7,463    $47.05    1/5/2013       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --         7,464    $47.05    1/5/2014       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --         7,463    $47.05    1/5/2015       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --         7,464    $47.05    1/5/2016       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          8,785          --     $50.61  12/17/2008       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          8,280          --     $53.06   1/18/2009       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          8,039          --     $54.00    2/9/2009       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --           --        --          --     19,533  $1,073,924            --            --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --           --        --          --     13,249    $728,430           --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --           --        --          --        --          --         12,803       $703,909
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------

------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
Steven E. Nell             792           --           --     $16.17   11/2/2007       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           745           --           --     $19.02   12/2/2007       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           746           --           --     $19.02   12/2/2008       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           964           --           --     $18.23  12/23/2007       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           965           --           --     $18.23  12/23/2008       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           965           --           --     $18.23  12/23/2009       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                         1,286           --           --     $17.37  12/18/2007       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                         1,286           --           --     $17.37  12/18/2008       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                         1,286           --           --     $17.37  12/18/2009       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                            --         1,287          --     $17.37  12/18/2010       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                         1,561           --           --     $28.27  12/18/2007       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                         1,561           --           --     $28.27  12/18/2008       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                         1,561           --           --     $28.27  12/18/2009       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                            --         1,561          --     $28.27  12/18/2010       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                            --         1,561          --     $28.27  12/18/2011       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                         1,818           --           --     $30.87    1/2/2008       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                         1,819           --           --     $30.87    1/2/2009       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                            --         1,819          --     $30.87    1/2/2010       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                            --         1,818          --     $30.87    1/2/2011       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                            --         1,819          --     $30.87    1/2/2012       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                            --         1,819          --     $30.87    1/2/2013       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                         1,507           --           --     $37.74    1/6/2008       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------

                         1,507           --           --     $37.74    1/6/2009       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                            --         1,508          --     $37.74    1/6/2010       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                            --         1,507          --     $37.74    1/6/2011       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                            --         1,507          --     $37.74    1/6/2012       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                            --         1,507          --     $37.74    1/6/2013       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                            --         1,508          --     $37.74    1/6/2014       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                            --           --         3,250    $47.34    1/6/2009       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --         3,249    $47.34    1/6/2010       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --         3,250    $47.34    1/6/2011       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --         3,250    $47.34    1/6/2012       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --         3,249    $47.34    1/6/2013       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --         3,250    $47.34    1/6/2014       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --         3,250    $47.34    1/6/2015       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            791          --     $44.00  12/17/2007       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            745          --     $47.99   1/16/2008       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            965          --     $46.18    2/6/2008       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --         3,593    $47.05    1/5/2010       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --         3,594    $47.05    1/5/2011       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --         3,593    $47.05    1/5/2012       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --         3,593    $47.05    1/5/2013       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --         3,593    $47.05    1/5/2014       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --         3,593    $47.05    1/5/2015       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --         3,593    $47.05    1/5/2016       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            791          --     $50.61  12/17/2008       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            745          --     $53.06   1/18/2009       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                                         965          --     $54.00    2/9/2009       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --           --        --          --      2,782    $152,954           --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------

------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
W. Jeffrey Pickryl       2,894           --           --     $18.23  12/23/2009       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          3,538          --     $17.37  12/18/2010       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          3,122          --     $28.27  12/18/2010       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          3,122          --     $28.27  12/18/2011       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          3,259          --     $30.87    1/2/2010       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          3,258          --     $30.87    1/2/2011       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          3,258          --     $30.87    1/2/2012       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          3,259          --     $30.87    1/2/2013       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------


                         4,666           --           --     $37.74    1/6/2008       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                         4,666           --           --     $37.74    1/6/2009       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          4,665          --     $37.74    1/6/2010       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          4,665          --     $37.74    1/6/2011       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          4,665          --     $37.74    1/6/2012       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          4,665          --     $37.74    1/6/2013       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          4,666          --     $37.74    1/6/2014       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --         4,225    $47.34    1/6/2009       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --         4,224    $47.34    1/6/2010       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --         4,225    $47.34    1/6/2011       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --             --        4,224    $47.34    1/6/2012       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --             --        4,225    $47.34    1/6/2013       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --             --        4,224    $47.34    1/6/2014       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --             --        4,225    $47.34    1/6/2015       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          3,514          --     $44.00  12/17/2007       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          3,147          --     $47.99   1/16/2008       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          2,894          --     $46.18    2/6/2008       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --             --        4,523    $47.05    1/5/2010       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --             --        4,522    $47.05    1/5/2011       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --             --        4,523    $47.05    1/5/2012       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --             --        4,522    $47.05    1/5/2013       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --             --        4,522    $47.05    1/5/2014       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --             --        4,522    $47.05    1/5/2015       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --             --        4,523    $47.05    1/5/2016       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          3,514          --     $50.61  12/17/2008       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          3,147          --     $53.06   1/18/2009       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          2,894          --     $54.00    2/9/2009       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------

------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
Steven G. Bradshaw       1,055           --           --     $16.17   11/2/2007       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                         1,159           --           --     $19.02   12/2/2007       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                         1,159           --           --     $19.02   12/2/2008       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                         2,412           --           --     $18.23  12/23/2007       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                         2,411           --           --     $18.23  12/23/2008       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                         2,413           --           --     $18.23  12/23/2009       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                         2,411           --           --     $17.37  12/18/2007       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                         2,412           --           --     $17.37  12/18/2008       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------

                        2,412           --           --     $17.37  12/18/2009       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          2,412          --     $17.37  12/18/2010       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                         2,342           --           --     $28.27  12/18/2007       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                         2,341           --           --     $28.27  12/18/2008       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                         2,342           --           --     $28.27  12/18/2009       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          2,341          --     $28.27  12/18/2010       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          2,342          --     $28.27  12/18/2011       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                         2,576           --           --     $30.87    1/2/2008       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                         2,576           --           --     $30.87    1/2/2009       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          2,577          --     $30.87    1/2/2010       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          2,576          --     $30.87    1/2/2011       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          2,576          --     $30.87    1/2/2012       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          2,577          --     $30.87    1/2/2013       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                         2,010           --           --     $37.74    1/6/2008       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                         2,010           --           --     $37.74    1/6/2009       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          2,009          --     $37.74    1/6/2010       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          2,010          --     $37.74    1/6/2011       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          2,010          --     $37.74    1/6/2012       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          2,010          --     $37.74    1/6/2013       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          2,010          --     $37.74    1/6/2014       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --         1,820    $47.34    1/6/2009       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --         1,819    $47.34    1/6/2010       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --         1,820    $47.34    1/6/2011       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --         1,820    $47.34    1/6/2012       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --         1,820    $47.34    1/6/2013       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --         1,820    $47.34    1/6/2014       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --         1,820    $47.34    1/6/2015       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          1,054          --     $44.00  12/17/2007       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          1,159          --     $47.99   1/16/2008       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          2,412          --     $46.18    2/6/2008       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                            --            --        2,013    $47.05    1/5/2010       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                            --            --        2,014    $47.05    1/5/2011       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                            --            --        2,013    $47.05    1/5/2012       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                            --            --        2,014    $47.05    1/5/2013       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                            --            --        2,013    $47.05    1/5/2014       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                            --            --        2,013    $47.05    1/5/2015       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------

                            --            --        2,014    $47.05    1/5/2016       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                            --         1,054           --    $50.61  12/17/2008       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                            --         1,159           --    $53.06   1/18/2009       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                            --         2,412           --    $54.00    2/9/2009       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                            --            --           --        --          --     3,710    $203,976           --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                            --            --           --        --          --        --         --          2,957       $162,576
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                            --            --           --        --          --        --         --          3,454       $189,901
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------

------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
Daniel H. Ellinor        2,153            --          --     $37.74    1/6/2008       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                         2,154            --          --     $37.74    1/6/2009       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          2,153          --     $37.74    1/6/2010       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          2,153          --     $37.74    1/6/2011       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          2,153          --     $37.74    1/6/2012       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          2,153          --     $37.74    1/6/2013       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --          2,154          --     $37.74    1/6/2014       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --         2,112    $47.34    1/6/2009       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --         2,113    $47.34    1/6/2010       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --         2,112    $47.34    1/6/2011       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --         2,112    $47.34    1/6/2012       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --         2,112    $47.34    1/6/2013       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --         2,112    $47.34    1/6/2014       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --         2,113    $47.34    1/6/2015       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --         2,168    $47.05    1/5/2010       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --         2,169    $47.05    1/5/2011       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --         2,168    $47.05    1/5/2012       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --         2,168    $47.05    1/5/2013       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --         2,168    $47.05    1/5/2014       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --         2,168    $47.05    1/5/2015       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --            --         2,169    $47.05    1/5/2016       --          --            --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --             --          --        --          --      3,975    $218,546           --             --
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --             --          --        --          --        --          --          3,433       $188,746
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
                           --             --          --        --          --        --          --          3,719       $204,471
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------
------------------ ------------ ------------- ------------ --------- ----------- --------- ----------- ------------- --------------

(1) Represents stock options granted as long-term incentive pursuant to the Executive Incentive Plan, the amount of which remains subject to adjustment based on EPS Growth over a three year performance period as further described in "Compensation Discussion and Analysis" on page 20 herein.

(2) Represents performance shares which are no longer subject to adjustment based upon the three year performance period, but which have not yet completed the five year vesting period.

(3) Market value of performance shares is based on the fair market value of Company common stock on December 31, 2006.

(4) Represents performance shares granted as long-term incentive pursuant to the Executive Incentive plan the amount of which remain subject to adjustment based on EPS Growth over a three year performance period as further described in "Compensation Discussion and Analysis" on page 20 herein.

(5) Market value of performance shares is based on the fair market value of Company common stock on December 31, 2006.

                                PENSION BENEFITS

     The majority of Company executives participate in the BOK Financial Pension Plan (the "Pension Plan"). The Pension Plan was established in 1987 as a cash balance defined benefit pension plan and has remained substantially unchanged since its inception. Pension Plan benefits are determined based on a hypothetical account balance that accumulates over time. The account balances grow based on a 5.25% interest credit on prior balances plus a monthly account addition based on the executive's covered pay, age at entry into the plan and years of service. Covered pay includes base salary, shift differential and commissions and excludes incentive compensation and bonuses. Covered pay is limited by government regulations to not more than $220,000. All named executives exceeded this limit for 2006. There is no supplemental plan to make-up for benefits lost due to this government restriction.

     During 2005, the Company's Board of Directors approved curtailment of Pension Plan benefits. Effective April 1, 2006, the hypothetical accounts will no longer be credited for amounts based on covered pay. However, the hypothetical accounts will continue to grow based on the interest credit.

     The normal retirement age under the Pension Plan is age 65. At that time, a participant may receive a lump sum equal to the greater of their hypothetical account balance or an amount determined by a government-mandated discount rate. The participant may also elect to receive an annuity payment from the Pension Plan. Various annuity forms are available, but the basic monthly annuity is equal to the hypothetical account balance divided by 200. This annuity amount increases at 5.25% annually over the participant's life.

     The following table describes the present value of the named executive officers' pension benefits:

---------------------------- --------------------------- --------------------------- --------------------- -------------
            (a)                          (b)                       (c)                       (d)               (e)
---------------------------- --------------------------- --------------------------- --------------------- -------------
                                                                                                             Payments
                                                                                                           During Last
                                                                                                           Fiscal Year
                                                          Number of Years Credited     Present Value of         ($)
                                                                  Service            Accumulated Benefit
Name                         Plan Name                             (#)(1)                   ($)(2)
---------------------------- --------------------------- --------------------------- --------------------- -------------
Stanley A. Lybarger          BOKF Pension Plan                       31                    $402,220             --
---------------------------- --------------------------- --------------------------- --------------------- -------------
Steven E. Nell               BOKF Pension Plan                       13                     85,456              --
---------------------------- --------------------------- --------------------------- --------------------- -------------
W. Jeffrey Pickryl           BOKF Pension Plan                       8                     131,490              --
---------------------------- --------------------------- --------------------------- --------------------- -------------
Steven G. Bradshaw           BOKF Pension Plan                       14                    110,432              --
---------------------------- --------------------------- --------------------------- --------------------- -------------
Daniel H. Ellinor            BOKF Pension Plan                       1                      17,441              --
---------------------------- --------------------------- --------------------------- --------------------- -------------

(1) Named executives are credited with the number of years employed by the Company since the Pension Plan's inception in 1987, with the exception of Mr. Lybarger whose credited service includes employment before the inception of the Pension Plan.

(2) The calculation of present value of accumulated benefits assumes a discount rate of 5.5 percent, Retired Pensioner's 2000 Combined Healthy mortality (post-retirement decrement only), and a life annuity benefit at the Pension Plan's normal retirement age of 65.

                       NONQUALIFIED DEFERRED COMPENSATION

     Pursuant to individual Deferred Compensation Agreements, the named executive officers were permitted, until year-end 2004, to defer certain compensation. In response to IRS guidance, these Deferred Compensation Agreements were amended in December of 2004 to preclude the deferral of future compensation. Future deferrals would require entry into a new agreement.

     Mr. Lybarger is the only named executive officer that entered into an Amended and Restated 409A Deferred Compensation Agreement pursuant to which he may continue to defer awards. The Company maintains a record keeping account that reflects the number of shares received upon exercise and the number of performance shares that are deferred. Mr. Lybarger may elect annually to convert all or a portion of the value measure of his deferred awards from Company stock to alternate investments. Benefits under the Amended and Restated 409A Deferred Compensation Agreement will be paid no earlier than six months after Mr. Lybarger's retirement or termination. However, upon a showing of financial hardship, he may be allowed to access funds in his deferred compensation account. Benefits shall be paid in one lump sum.

     The following table describes the current balance of deferral accounts:

-------------------------- -------------------- ------------------ ---------------- -------------------- ----------------------
          (a)                       (b)                 (c)              (d)               (e)                    (f)
-------------------------- -------------------- ------------------ ---------------- -------------------- ----------------------
                                Executive          Registrant         Aggregate          Aggregate       Aggregate Balance at
                              Contributions     Contributions in     Earnings in       Withdrawals/            Last FYE
                               in Last FY            Last FY           Last FY         Distributions              ($)
Name                               ($)                 ($)               ($)                ($)
-------------------------- -------------------- ------------------ ---------------- -------------------- ----------------------
Stanley A. Lybarger              $1,674,323(1)                 --    $846,514((2))                   --            $10,186,620
-------------------------- -------------------- ------------------ ---------------- -------------------- ----------------------
Steven E. Nell                              --                 --        40,116(3)                   --                242,590
-------------------------- -------------------- ------------------ ---------------- -------------------- ----------------------
W. Jeffrey Pickryl                          --                 --               --                   --                     --
-------------------------- -------------------- ------------------ ---------------- -------------------- ----------------------
Steven G. Bradshaw                          --                 --        28,259(4)                   --                204,373
-------------------------- -------------------- ------------------ ---------------- -------------------- ----------------------
Daniel H. Ellinor                           --                 --         8,055(5)                   --                 99,183
-------------------------- -------------------- ------------------ ---------------- -------------------- ----------------------

(1) Represents exercises of stock options and payment of cash for fractional shares.

(2) Earnings on deferred compensation for Mr. Lybarger resulted from (i) earnings on hypothetical portfolio assets indexed to various debt and (ii) equity funds as well as gains reported on investments in distressed asset and venture capital funds.

(3) Earnings on deferred compensation for Mr. Nell resulted from (i) gains reported on investments in distressed asset and venture capital funds, (ii) earnings from interest earned on uninvested cash accrued at BOk's money market deposit rates and (iii) dividends paid and changes in value of BOK Financial common stock.

(4) Earning on deferred compensation for Mr. Bradshaw resulted from (i) gains reported on investments in distressed asset and venture capital funds, (ii) earnings from interest earned on uninvested cash accrued at BOk's money market deposit rates and (iii) dividends paid and changes in value of BOK Financial common stock.

(5) Earnings on deferred compensation for Mr. Ellinor resulted from (i) gains reported on investments in distressed asset and venture capital funds and
     (ii) earnings from interest earned on uninvested cash accrued at BOk's money market deposit rates.

                       POTENTIAL PAYMENTS UPON TERMINATION

Stanley A. Lybarger

     The following table shows potential payments to the Chief Executive Officer assuming (i) termination of existing contracts, agreements, plans or arrangements under various circumstances at December 31, 2006 (except with regard to "Normal Retirement" and "Early Retirement" as described below) and
(ii) a closing price of BOK Financial common stock of $54.98 (as reported on NASDAQ as of December 29, 2006).

------------------- ---------- -------------- -------------- ----------------- ------------ -------------- -------------- ----------
                                   Early         Normal
    Executive                    Retirement    Retirement      Involuntary     Involuntary
 Payments Upon                   (Prior to     (Age 65         not for Cause       for       Termination
   Termination      Voluntary     Age 65)       or older)      Termination        Cause         Event
       (1)          Termination       (2)            (2)             (3)          Termination       (4)         Death    Disability
------------------- ---------- -------------- -------------- ----------------- ------------ -------------- -------------- ----------
Severance Payments     $0           $0             $0         $828, 600((5))       $0       $828,600((5))  $414,300((6))      $0
------------------- ---------- -------------- -------------- ----------------- ------------ -------------- -------------- ----------
Non-Equity             $0           $0             $0         $621,450((7))        $0       $621,450((7))  $621,450((7))$621,450(7)
Incentive
------------------- ---------- -------------- -------------- ----------------- ------------ -------------- -------------- ----------
Stock Options          $0      $3,443,088((8))$3,443,088((8))   $3,443,088         $0        $3,443,088     $3,443,088  $3,443,088
(unvested and
accelerated)
------------------- ---------- -------------- -------------- ----------------- ------------ -------------- -------------- ----------
Performance Shares     $0      $2,506,263((8))$2,506,263((8))   $2,506,263         $0        $2,506,263     $2,506,263  $2,506,263
(unvested and
accelerated)
------------------- ---------- -------------- -------------- ----------------- ------------ -------------- -------------- ----------
Tax Gross-Up           $0           $0             $0               $0             $0            $0             $0          $0
------------------- ---------- -------------- -------------- ----------------- ------------ -------------- -------------- ----------
Health Benefits        $0       $6,453((9))        $0          $6,453((10))        $0       $6,453((10))   $2,868((11)) $3,227((11))
------------------- ---------- -------------- -------------- ----------------- ------------ -------------- -------------- ----------
Employer 401(k)        $0           $0             $0         $22,550((12))        $0       $22,550((12))  $11,225((13))$11,225(13)
Contribution
------------------- ---------- -------------- -------------- ----------------- ------------ -------------- -------------- ----------
Pension Benefit        $0           $0             $0         $20,845((14))        $0       $20,845((14))  $10,423((15))$10,423(15)
------------------- ---------- -------------- -------------- ----------------- ------------ -------------- -------------- ----------

(1) Does not include payments of deferred compensation which are described on page 36 herein. Assumes CEO has been paid all amounts owed through the date of termination. CEO has agreed that, for two years following termination for any reason other than termination without cause, CEO will not (i) engage in the businesses in which BOk is engaged, (ii) solicit clients of BOk, or (iii) solicit any employees of BOk.

(2) Assumes closing price of BOK Financial common stock of $54.98 (as reported on NASDAQ as of December 29, 2006) and salary, stock option, performance share and benefit information as of December 31, 2006.

(3) Termination is for cause in the event of (i) any willful failure to substantially perform CEO's obligations, (ii) any willful act materially injurious to BOk, or (iii) any dishonest or fraudulent act. Payments to CEO may be reduced by an amount equal to the compensation earned by CEO as a result of his employment by another employer for the period from six months to twelve months after termination.

(4) The CEO may terminate his employment in the event of (i) a Change in Control, (ii) a reduction in annual salary, (iii) CEO is not elected as President of BOk, (iv) reduction of CEO's duties and responsibilities, or
     (v) a material breach of the agreement by BOk. A "Change of Control" occurs when either (i) Mr. George Kaiser (together with affiliated entities and family members and relatives) ceases either to be the largest shareholder of BOK Financial or BOk (considering indirect ownership through BOK Financial), or (ii) Mr. Kaiser ceases to be Chairman of BOk unless CEO becomes Chairman of BOk. Payments to CEO may be reduced by an amount equal to the compensation earned by CEO as a result of his employment by another employer for the period from six months to twelve months after termination.

(5)  Equals twelve months annual salary.

(6)  Equals six months annual salary.

(7) Equals 75% of historical annual salary target under the Executive Incentive Plan as further described on page 19 herein.

(8) Assumes certain conditions including (i) CEO's continued employment through December 15, 2011, (ii) continued agreement that a candidate qualified to become CEO has been recruited, and (iii) BOK Financial satisfactory performance through the date of the CEO's termination giving due consideration to the performance of the United States economy in general and peer group financial institutions in the United States in particular. Options expire fifteen months following CEO's termination.

(9) If CEO terminates employment after December 15, 2011, but before age 65, CEO may continue as a part-time employee, consultant, director with special duties or in some other capacity to the extent reasonably required to permit CEO to continue to participate in the Company's health benefits so long as CEO continues to owe a duty of loyalty to the Company and has not reached the age of 65. Estimated annual heath care benefit cost of premium to the Company is $6,453.

(10) Includes health benefits for the CEO and dependents for twelve months and represents the estimated annual health care benefit cost of premium to the Company. Assumes one dependent.

(11) Includes health benefits for six months and represents the estimated annual health care benefit cost of premium to the Company.

(12) Includes 401(k) contributions for twelve months.

(13) Includes 401(k) contributions for six months.

(14) While BOK Financial no longer contributes to the CEO's pension plan, the hypothetical account balance increases at 5.25% annually and the CEO may receive this interest for up to twelve months.

(15) While BOK Financial no longer contributes to the CEO's pension plan, the hypothetical account balance increases at 5.25% annually and the CEO may receive this interest for up to six months.


     The following describes potential payments to the other names executive officers.

Steven E. Nell(1)

     Mr. Nell is not subject to an employment agreement and upon termination would not be entitled to any additional payment or accelerated vesting except as provided to BOk employees generally. Pursuant to BOk's standard severance policy, if Mr. Nell had been terminated without cause(2) on December 31, 2006, Mr. Nell would have received $108,994.

     Pursuant to BOK Financial employee stock option and performance share plans in place for BOk executives generally, in the event Mr. Nell were to be terminated without cause(2) within twelve months following a Change of Control(3), Mr. Nell's unvested performance shares and stock options would vest and he would have ninety days to exercise his stock options. As of December 31, 2006, Mr. Nell held $152,954 in unvested performance shares and $838,598 in unvested stock options.


Steven G. Bradshaw and Daniel E. Ellinor(1)

     Mr. Bradshaw and Mr. Ellinor are each subject to employment agreements which commenced October 15, 2003 and may be terminated by either BOK Financial or executive upon ninety days prior written notice. Pursuant to these agreements, if Mr. Bradshaw or Mr. Ellinor had been terminated on

December 31, 2006(2) without cause, the executive would have been entitled to receive (i) BOk's standard severance plus an additional twelve months of annual salary ($498,312 and $436,806 respectively) and (ii) ninety days of health, 401(k) and pension benefits(4) ($8,606 and $3,803 respectively).

     Additionally for two years following termination for cause(2) and one year following termination for any other reason (including expiration of the term), both Mr. Bradshaw and Mr. Ellinor are prohibited from soliciting customers or employees of BOK Financial or its affiliates for which they receive $3,000 every year the non-solicitation terms are in effect.

     Pursuant to BOK Financial employee stock option and performance share plans for BOk executives generally, in the event Mr. Bradshaw or Mr. Ellinor were terminated without cause(2) within twelve months following a Change of Control(3), their unvested performance shares and stock options would vest and they would have ninety days to exercise their stock options. As of December 31, 2006, Mr. Bradshaw had $556,453 in unvested performance shares and $896,707 in unvested stock options and Mr. Ellinor had $611,762 in unvested performance shares and $418,932 in unvested stock options.


W. Jeffery Pickryl(1)

     Mr. Pickryl is subject to an employment agreement which commenced September 29, 2003 and expires October 15, 2007. Pursuant to this agreement, if Mr. Pickryl had been terminated on December 31, 2006 without cause(2) Mr. Pickryl would have been entitled to receive (i) BOk's standard severance plus an additional twelve months of annual salary for a total severance of $463,712 and
(ii) ten and one half months of health, 401(k) and pension benefits(4) equaling $23,288.

     If Mr. Pickryl were terminated without cause(2) after age 60, Mr. Pickryl's stock options would vest as follows: if executive is 60 years old, all unvested options that would have vested in the next 5 years would vest; if executive is 61 years old, all unvested options that would have vested in the next 4 years would vest; if executive is 62 years old, all unvested options that would have vested in the next 3 years would vest; if executive is 63 years old, all unvested options that would have vested in the next 2 years would vest; if executive is 64 years old, all unvested options that would have vested in the next year would vest. Mr. Pickryl is currently 55 year old. In addition, if Mr. Pickryl had been terminated on December 31, 2006 without cause(2) and certain other conditions were met, he would have been entitled to receive an additional $873,253 pursuant to a supplemental executive income agreement dated July 1, 2005.

     For two years following termination for cause(2) and one year following termination for any other reason (including expiration of the term), Mr. Pickryl is prohibited from engaging in any BOk business in specified trade areas and from soliciting customers or employees for which he receives $12,000 per year.

     Pursuant to BOK Financial employee stock option and performance share plans for BOk executives generally, in the event Mr. Pickryl were to be terminated without cause within twelve months following a Change of Control(3), his unvested performance shares and stock options would vest and he would have ninety days to exercise his stock options. As of December 31, 2006, Mr. Pickryl had no unvested performance shares and $1,603,484 in unvested stock options.

(1) Does not include payments of deferred compensation which are described on page 36 herein. Assumes (i) that the Executive has been paid all amounts owed through the date of termination, (ii) the closing price of BOK Financial common stock of $54.98 (as reported on NASDAQ as of December 29, 2006), and (iii) and salary, stock option, performance share and benefit information as of December 31, 2006. Except as expressly provided herein or amounts owed up through the date of termination , Executive does not receive any additional payments in the event of voluntary termination, early retirement (prior to age 65), retirement (age 65 or older), involuntary for cause termination, change in control, or upon death or upon disability.

(2) Termination of Executive for cause occurs upon an Executive (i) failing to substantially perform his duties, (ii) committing any act which is intend to injure BOK Financial or its affiliates, (iii) being convicted of any criminal act or act involving moral turpitude, (iv) committing any dishonest or fraudulent act which is material to BOKF or its affiliates, including reputation, or (v) refusing to obey orders of the CEO unless such instructions would require executive to commit an illegal act, could subject executive to personal liability, would require executive to violate the terms of his agreement or are inconsistent with recognized ethical standards or inconsistent with the duties of an officer of the bank.

(3) "Change of Control" occurs if Mr. George Kaiser, and/or members of the family of Mr. Kaiser collectively cease to own more shares of the voting capital stock of BOKF than any other shareholder (or group of shareholders acting in concert to control BOKF to the exclusion of Mr. Kaiser, affiliates of Mr. Kaiser or members of the family of Mr. Kaiser); or BOK Financial ceases to own directly or indirectly more than 50% of the voting capital stock of BOk.

(4) While BOK Financial no longer contributes to the pension plan, the hypothetical account balance increases at 5.25% annually and the Executive may receive this interest for the identified period.


              Related Party Transaction Review and Approval Policy

     BOK Financial has a written related party transaction policy, approved by the Risk and Oversight Committee ("ROAC"), which requires all related party transactions, including those reportable pursuant to SEC regulation S-K, Item 404(a), to be submitted to the Chief Financial Officer ("CFO") for review. Material related party transactions must be approved by ROAC. A material transaction is one that would require reporting on SEC Form 8-K or Form 10-K.

     The related-party transaction must be intended for the benefit of the Company and made on terms no less favorable than those terms for unrelated persons. The CFO must also consider whether the transaction is occurring at arm's length and the impact of the related party transaction on financial statement accounting and disclosure.

     If the CFO determines that the transaction would be material, he must present the details and his conclusion to the Chairman of ROAC. The Chairman of ROAC will submit the related party transaction to ROAC for approval based upon the same criteria as considered by the CFO, in addition to such criteria as may be deemed relevant by the members.


                              Certain Transactions

     Certain principal shareholders, directors of the Company and their associates were customers of and had loan transactions with BOK Financial or its subsidiaries during 2006. None of them currently outstanding are classified as nonaccrual, past due, restructured or potential problem loans. All such loans
(i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (iii) did not involve more than normal risk of collectibility or present other unfavorable features at the time the loans were made.

     Certain related parties are customers of the Company for services other than loans, including consumer banking, corporate banking, risk management, wealth management, brokerage and trading, or fiduciary/trust services. The Company engages in transactions with related parties in the ordinary course of business and in compliance with applicable regulation.

     BOk leases office space in the Copper Oaks facility located in Tulsa, Oklahoma, which is owned by Mr. Kaiser and affiliates. Lease payments for Copper Oaks totaled $755,000 in 2006.

     In 2006, an affiliate of BOK Financial sold Oklahoma State Income Tax Credits to (a) George Kaiser, Chairman of the Board, receiving $4,100,000, (b) Stan Lybarger, President and Chief Executive Officer, receiving $117,500, (c) Burns Hargis, a Company director and executive officer, receiving $50,000, (d) Mark Funke, an executive officer, receiving $20,000, and (e) Gregory Allen, a Company director, receiving $440,000.

     QuikTrip Corporation has entered into a fee sharing agreement with TransFund, BOk's automated teller machine (ATM) network, respecting transactions completed at TransFund ATMs placed in QuikTrip locations. In 2006, BOk paid QuikTrip $1.4 million pursuant to this agreement. Mr. Cadieux, a BOK Financial Director, is President, Chief Executive Officer, a director and a shareholder of QuikTrip Corporation.

     BOk engages in routine energy hedging transactions with SemGroup, L.P., Mustang Fuel Corporation, Mustang Gas Products, LLC and Eagle Gas Marketing on terms offered to customers of BOk generally. In 2006, Mustang Fuel Corporation hedged 668 thousand MMbtu of natural gas and SemGroup L.P. hedged 6.8 million barrels of oil. The hedges are backed by counter party contracts. Mr. Joullian, a director of BOK Financial, is the President of Mustang Fuel Corporation, Mustang Gas Products, LLC and Eagle Gas Marketing. Mr. Kivitso, a director of BOK Financial, is President of SemGroup L.P.

                                Insider Reporting

     Based upon a review of the filings with the Securities and Exchange Commission and written representations that no other reports were required, we believe that all of our directors and executive officers complied during fiscal year 2006 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 with the exception of a late report in January 2006 relating to 5,881 shares acquired and 5,234 shares disposed through the exercise of stock options for Mr. Funke; a late report in January 2006 relating to 745 shares acquired and 673 shares disposed through the exercise of stock options for Mr. Nell; a late report in September 2006 relating to 54 shares purchased in June 2006 by Mr. Parker's son; a late report in October 2006 relating to 1,312 shares acquired and 804 shares disposed through the exercise of stock options for Mr. Ralston; a late report in December 2006 relating to 633 shares acquired and 564 shares disposed through the exercise of stock options for Mr. Ralston; a late report in April 2006 relating to 3,076 shares acquired and 2,291 shares disposed through the exercise of stock options for Mr. Ulrich. All late reports related to the disposal of shares through the exercise of options were reported within ten days of the filing date and resulted from inclement weather or delayed communications from executive compensation administration to legal counsel.

                         Independent Public Accountants

     Ernst & Young LLP, independent public accountants, has been reappointed by the Board of Directors of the Company as independent auditors for the Company to examine and report on its financial statements for 2007. Ernst & Young LLP have been auditors of the accounts of the Company since its inception on October 24, 1990. Representatives of Ernst & Young LLP are expected to be present at the annual meeting, with the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

                            Proposals of Shareholders

     The Board of Directors will consider proposals of shareholders intended to be presented for action at the Annual Meeting of Shareholders. According to the rules of the Securities and Exchange Commission, such proposals shall be included in the Company's Proxy Statement if they are received in a timely manner and if certain other requirements are met. For a shareholder proposal to be included in the Company's Proxy Statement relating to the 2008 Annual Shareholders' Meeting, a written proposal complying with the requirements established by the Securities and Exchange Commission must be received at the Company's principal executive offices, located at Bank of Oklahoma Tower, Tulsa, Oklahoma 74172, no later than December 1, 2007.


                                  Other Matters

     Management does not know of any matters to be presented for action at the meeting other than those listed in the Notice of Meeting and referred to herein. If any other matters properly come before the meeting, it is intended that the Proxy solicited hereby will be voted in accordance with the recommendations of the Board of Directors.


     COPIES OF THE ANNUAL REPORT ON FORM 10-K AND OTHER DISCLOSURE STATEMENTS FOR BOK FINANCIAL CORPORATION MAY BE OBTAINED WITHOUT CHARGE TO THE SHAREHOLDERS BY WRITING TO THE CHIEF FINANCIAL OFFICER, BOK FINANCIAL CORPORATION, P. O. BOX 2300, TULSA, OKLAHOMA 74192, OR VIA E-MAIL OR THROUGH THE BOKF WEBSITE LOCATED AT HTTP://WWW.BOKF.COM.

     THE COMPANY MAKES AVAILABLE ITS PERIODIC AND CURRENT REPORTS, FREE OF CHARGE, ON ITS WEB SITE AS SOON AS REASONABLY PRACTICABLE AFTER SUCH MATERIAL IS ELECTRONICALLY FILED WITH, OR FURNISHED TO, THE SEC AT HTTP://WWW.BOKF.COM.

Annual Meeting Proxy Card

A Proposals -- The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. Election of Directors: 01 - Gregory S. Allen      02 - C. Fred Ball, Jr.    03 - Sharon J. Bell        04 - Peter C. Boylan III
                          05 - Chester Cadieux III   06 - Joseph W. Craft III  07 - William E. Durrett    08 - Robert G. Greer
                          09 - David F. Griffin      10 - V. Burns Hargis      11 - E. Carey Joullian IV  12 - George B. Kaiser
                          13 - Judith Z. Kishner     14 - Thomas L. Kivisto    15 - David L. Kyle         16 - Robert J. LaFortune
                          17 - Stanley A. Lybarger   18 - Steven J. Malcolm    19 - Paula Marshall

[ ] Mark here to vote FOR all nominees

[ ] Mark here to WITHHOLD vote from all nominees

[ ] For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.

2. In their discretion the proxies are authorized to vote upon such other business as may properly come before the meeting.

B Non-Voting Items
Change of Address -- Please print your new address below.




Comments -- Please print your comments below.




C Authorized Signatures -- This section must be completed for your vote to be counted.-- Date and Sign

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) -- Please print date below.



Signature 1 -- Please keep signature within the box



Signature 2 -- Please keep signature within the box



Proxy -- BOK FINANCIAL CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Frederic Dorwart and Tamara R. Wagman as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of common stock of BOK Financial Corporation held of record by the undersigned on March 1, 2007, at the annual meeting of shareholders to be held on April 24, 2007 or any adjournment thereof.

Your shares will be voted in accordance with your instructions. If no choice is specified, your shares will be voted FOR the nominees in the election of directors.

PLEASE  MARK,  SIGN,  DATE AND  RETURN  THE PROXY  PROMPTLY  USING THE  ENCLOSED
ENVELOPE.